OMB APPROVAL
                                                 OMB Number:       3235-0570
                                                 Expires:  August 31, 2010
                                                 Estimated average burden
                                                 hours per response.....18.9



                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

                   CERTIFIED SHAREHOLDER REPORT OF REGISTERED
                        MANAGEMENT INVESTMENT COMPANIES



		Investment Company Act file number 811-09685

                          Pioneer High Yield Fund
               (Exact name of registrant as specified in charter)


                       60 State Street, Boston, MA 02109
              (Address of principal executive offices) (ZIP code)


            Dorothy E. Bourassa, Pioneer Investment Management, Inc.,
                       60 State Street, Boston, MA 02109
                    (Name and address of agent for service)


Registrant's telephone number, including area code:  (617) 742-7825


Date of fiscal year end:  October 31


Date of reporting period:  November 1, 2007 through October 31, 2008


Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget ("OMB") control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss. 3507.


ITEM 1. REPORTS TO SHAREOWNERS.



                                    [IMAGE]

Pioneer High Yield Fund
--------------------------------------------------------------------------------
Annual Report | October 31, 2008
--------------------------------------------------------------------------------

Ticker Symbols:
Class A   TAHYX
Class B   TBHYX
Class C   PYICX
Class R   TYHRX
Class Y   TYHYX
Class Z   TAHZX

[LOGO] PIONEER
       Investments(R)
                        visit us: pioneerinvestments.com

Table of Contents

Letter to Shareowners                                                          2

Portfolio Management Discussion                                                4

Portfolio Summary                                                              7

Prices and Distributions                                                       9

Performance Update                                                            10

Comparing Ongoing Fund Expenses                                               16

Schedule of Investments                                                       18

Financial Statements                                                          38

Notes to Financial Statements                                                 48

Report of Independent Registered Public Accounting Firm                       55

Approval of Investment Advisory Agreement                                     58

Trustees, Officers and Service Providers                                      62

                         Pioneer High Yield Fund | Annual Report | 10/31/08    1

President's Letter

Dear Shareowner,

Stock and bond markets around the globe this year have experienced one of their most tumultuous periods in history. Investors have witnessed volatility of a magnitude that many have never before seen. Distance often provides the best vantage point for perspective. Still, we believe that the benefits of basic investment principles that have stood the test of time -- even in the midst of market turmoil -- cannot be underestimated.

First, invest for the long term. The founder of Pioneer Investments, Philip L. Carret, began his investment career during the 1920s. One lesson he learned is that while great prosperity affords an advantageous time for selling stocks, extreme economic slumps can create opportunities for purchase. Indeed, many of our portfolio managers, who follow the value-conscious investing approach of our founder, are looking at recent market conditions as an opportunity to buy companies whose shares we believe have been unjustifiably beaten down by indiscriminate selling, but that we have identified as having strong prospects over time. While investors may be facing a sustained market downturn, we continue to believe that patience, along with staying invested in the market, are important considerations for long-term investors.

A second principle is to stay diversified across different types of investments. The global scope of the current market weakness poses challenges for this basic investment axiom. But the turbulence makes now a good time to reassess your portfolio and make sure that your investments continue to meet your needs. We believe you should work closely with your financial advisor to find the mix of stocks, bonds and money market assets that is best aligned to your particular risk tolerance and investment objective.

As the investment markets sort through the continuing crisis in the financial industry, we are staying focused on the fundamentals and risk management. With more than 80 years of experience behind us, we have learned how to navigate turbulent markets. At Pioneer Investments, risk management has always been a critical part of our culture -- not just during periods of extraordinary volatility. Our investment process is based on fundamental research, quantitative analysis and active portfolio management. This three-pillared process, which we apply to each of our portfolios, is supported by an integrated team approach and is designed to carefully balance risk and reward. While we

2    Pioneer High Yield Fund | Annual Report | 10/31/08
see potential chances for making money in many corners of the market, it takes research and experience to separate solid investment opportunities from speculation.

We invite you to learn more about Pioneer and our time-tested approach to investing by consulting with your financial advisor or visiting us online at www.pioneerinvestments.com. Thank you for investing with Pioneer.

Respectfully,

/s/ Daniel K. Kingsbury

Daniel K. Kingsbury
President and CEO
Pioneer Investment Management USA, Inc.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes. Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

                         Pioneer High Yield Fund | Annual Report | 10/31/08    3

Portfolio Management Discussion | 10/31/08

Volatility in the capital markets, a credit squeeze and weakness in the U.S. economy caused high-yield bonds to struggle significantly during the 12 months ended October 31, 2008. Below, portfolio managers Tracy Wright and Andrew Feltus explain why and review the Pioneer High Yield Fund's underperformance during the 12-month period ended October 31, 2008.

Q  How did the Fund perform during the 12 months ended October 31, 2008?

A For the 12 months ended October 31, 2008, the Fund's Class A shares had a total return based on net asset value of -32.28%. The return lagged the Merrill Lynch High Yield Master II Index (the Merrill Lynch Index), which returned -26.52% over the same period, and also lagged the average return of the 462 High Current Yield Funds tracked by Lipper Analytical Services, which was -25.13% for the period. Over the same period, the Fund outperformed the Merrill Lynch Index of Convertible Bonds (Speculative Quality), which returned -43.14%.

Q What was the investment environment like for high-yield bonds during the 12 months ended October 31, 2008?

A It was poor. The U.S. economy stumbled as a credit crisis froze the debt markets. Banks posted significant losses and several notable financial firms needed help from the federal government to continue operations. The U.S. government also passed a $700 billion bailout of the financial industry in early October. To assist the ailing economy and buoy the system, the Federal Reserve Board (the Fed) used all of the tools at its disposal, including implementing seven cuts in the benchmark Federal funds target rate. One of the cuts, in early October, was done in concert with similar moves by other central banks across the globe. Against this backdrop, tightened access to credit and investors' flight to quality caused high-yield bond prices to drop and their yield spread -- meaning the yield advantage they offer over comparable Treasury securities -- to widen to historical extremes.

Q Why did the Fund underperform the Merrill Lynch High Yield Master II Index during the period?

A The Fund's relative performance was influenced by our ability to invest across a company's capital structure. We aim to invest optimally in the best companies by holding a combination of high-yield bonds, floating-rate loans, equity holdings and equity-linked exposures -- including convertible preferred stock and convertible bonds. The Fund's underperformance relative to the Merrill Lynch Index and its Lipper peer group average was due to

4    Pioneer High Yield Fund | Annual Report | 10/31/08
   our allocation to equities and equity-linked convertible securities, which lagged high-yield bonds during the period. However, the Fund's high-yield bond allocation outperformed the Merrill Lynch Index because of its bias toward higher-quality issues, which declined less than lower-quality bonds. At the sector level, Fund performance was hurt by underweighting four sectors that outperformed: energy, telecommunications, cable TV and utilities. Underweighting the automotive group helped the Fund's relative return, as did positive security selection and overweights in health care and aerospace/defense.

Q  What was your strategy for the Fund during the 12-month period?

A Given the difficult investment backdrop, we maintained a defensive positioning for the Fund, being particularly careful about investing in cyclical sectors due to concerns about the economy. We also emphasized higher-quality bonds, an approach that buoyed performance. The Fund's stakes in both equities and convertible securities were reduced, which was beneficial as those asset classes struggled. We carried an underweight for the Fund in financials at the same time that we maintained overweights in basic materials and capital goods. We reduced the Fund's exposure to real estate investment trusts (REITs) in anticipation of difficulties in that space. Overall, we pursued a bottom-up security selection process for the Fund, looking across companies' capital structures for the best value.

Q Which Fund holdings detracted most from relative performance during the 12 months ended October 31, 2008? Which holdings contributed the most?

A Convertible preferred stock holdings of metal company Freeport-McMoRan declined during the period due to weakness in copper pricing. Preferred shares of banking firm Washington Mutual also hurt performance, as the company declared bankruptcy. Bonds issued by chemical company Millennium Lyondell suffered from declining economic growth. REIT General Growth Properties -- in which the Fund owned convertible securities and bonds -- underperformed due to concerns that the firm would have to take on more debt to meet its obligations. Bonds issued by AbitibiBowater, a newsprint producer, struggled due to declines in that sector. The stock of electric utility NRG Energy fell during the period because of weak commodity prices. Industrial electrical equipment provider General Cable saw its share price tumble due to concerns about general industrial weakness. Lastly, the bonds of chemical company Georgia Gulf results suffered from weakness in the homebuilding sector, which is the main user of Georgia Gulf's products.

   Contributions to the Fund's relative performance over the 12-month period came from our avoidance of embattled automobile manufacturers General Motors and Ford. Bonds issued by defense and aerospace company DRS

                         Pioneer High Yield Fund | Annual Report | 10/31/08    5

   Technologies rose as a result of the company's takeover. Advertising firm Interpublic Group, a bond holding for the Fund, was helped by the quality of its business profile. Lastly, the Fund benefited from timely selling of the convertible securities of energy exploration and production company McMoRan Exploration, which we sold before they collapsed, in anticipation of a correction in oil and gas prices.

Q  What's your outlook?

A As equities continue to trade within a range, high-yield bonds offer what we believe to be considerable value. High-yield spreads are at an historically wide point, with bond prices at historic lows. The valuations reflect the anticipation of a change to Depression-like levels in default rates. The current default rate is in the 3% range, and we anticipate that it probably will rise to between 4% and 5% by the end of 2008, with continued increases in 2009. The Fund's portfolio seeks to avoid defaults, and we anticipate maintaining a low-risk, conservative profile, having taken our equity positions down to the lowest level in the last three years. We have also maintained a marginally higher cash position in the Fund. We believe we may find exceptionally good value going forward in areas such as the convertible securities market.

Please refer to the Schedule of Investments on pages 18-37 for a full listing of Fund securities.

Investments in high-yield or lower-rated securities are subject to greater-than-average risk. When interest rates rise, the prices of fixed-income securities in the Fund will generally fall. Conversely, when interest rates fall, the prices of fixed-income securities in the Fund will generally rise. Investments in the Fund are subject to possible loss due to the financial failure of the issuers of underlying securities and their inability to meet their debt obligations. These risks may increase share price volatility. Prepayment risk is the chance that mortgage-backed bonds will be paid off early if falling interest rates prompt homeowners to refinance their mortgages. Forced to reinvest the unanticipated proceeds at lower interest rates, the Fund would experience a decline in income and lose the opportunity for additional price appreciation associated with falling interest rates. At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it more susceptible to any economic, political, or regulatory developments or other risks affecting those industries and sectors.

Past performance is no guarantee of future results, and there is no guarantee that market forecasts discussed will be realized.

Any information in this shareholder report regarding market or economic trends or the factors influencing the Fund's historical or future performance are statements of the opinion of Fund management as of the date of this report. These statements should not be relied upon for any other purposes.

6    Pioneer High Yield Fund | Annual Report | 10/31/08

Portfolio Summary | 10/31/08

Portfolio Diversification
--------------------------------------------------------------------------------
(As a percentage of total investment portfolio)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

U.S. Corporate Bonds                                                        60.8%
Convertible Corporate Bonds                                                 11.1%
U.S. Common Stocks                                                          11.1%
Temporary Cash Investments                                                   8.7%
Convertible Preferred Stocks                                                 4.5%
Senior Secured Loans                                                         3.6%
Asset Backed Securities                                                      0.1%
Muncipal Bonds                                                               0.1%

Sector Distribution
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

Industrials                                                                 21.6%
Financials                                                                  16.6%
Consumer Discretionary                                                      15.5%
Materials                                                                   14.5%
Health Care                                                                  8.9%
Energy                                                                       7.9%
Utilities                                                                    7.8%
Information Technology                                                       5.9%
Telecommunication Services                                                   1.0%
Consumer Staples                                                             0.3%

Quality Distribution
--------------------------------------------------------------------------------
(As a percentage of long-term securities; based on S&P ratings)

  [THE FOLLOWING DATA WAS REPRESENTED AS A PIE CHART IN THE PRINTED MATERIAL]

A & Higher                                                                   1.2%
BBB                                                                         10.0%
BB                                                                          33.1%
B                                                                           38.8%
CCC & Lower                                                                  7.0%
Not Rated                                                                    7.7%
Cash Equivalents                                                             2.2%

                         Pioneer High Yield Fund | Annual Report | 10/31/08    7

10 Largest Holdings
--------------------------------------------------------------------------------
(As a percentage of total long-term securities)*

  1.  DRS Technologies, Inc., 6.875%, 11/1/13                               5.83%
--------------------------------------------------------------------------------
  2.  Forest City Enterprises, Inc., 7.625%, 6/1/15                         3.53
--------------------------------------------------------------------------------
  3.  Tesoro Corp., 6.625%, 11/1/15                                         2.76
--------------------------------------------------------------------------------
  4.  Forest City Enterprises, Inc., 6.5%, 2/1/17                           2.65
--------------------------------------------------------------------------------
  5.  Novelis, Inc., 7.25%, 2/15/15                                         2.27
--------------------------------------------------------------------------------
  6.  Interpublic Group, Inc., 7.25%, 8/15/11                               2.06
--------------------------------------------------------------------------------
  7.  Crown Cork and Seal Co., Inc. 7.375%, 12/15/26                        1.69
--------------------------------------------------------------------------------
  8.  BF Saul Real Estate Investment Trust, 7.5%, 3/1/14                    1.68
--------------------------------------------------------------------------------
  9.  First Data Corp., 9.875%, 9/24/15 (144A)                              1.64
--------------------------------------------------------------------------------
 10.  NRG Energy, Inc., 7.375%, 1/15/17                                     1.64
--------------------------------------------------------------------------------

* This list excludes temporary cash and derivative instruments. The portfolio is actively managed, and current holdings may be different. The holdings listed should not be considered recommendations to buy or sell any security listed.

8    Pioneer High Yield Fund | Annual Report | 10/31/08

Prices and Distributions | 10/31/08

Net Asset Value per Share
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
     Class                     10/31/08                      10/31/07
--------------------------------------------------------------------------------
       A                        $6.99                         $ 11.51
--------------------------------------------------------------------------------
       B                        $7.03                         $ 11.56
--------------------------------------------------------------------------------
       C                        $7.10                         $ 11.68
--------------------------------------------------------------------------------
       R                        $7.79                         $ 12.74
--------------------------------------------------------------------------------
       Y                        $6.99                         $ 11.48
--------------------------------------------------------------------------------
       Z                        $7.01                         $ 11.51
--------------------------------------------------------------------------------

Distributions per Share: 11/1/07-10/31/08
--------------------------------------------------------------------------------

--------------------------------------------------------------------------------
                  Net Investment        Short-Term           Long-Term
     Class            Income           Capital Gains       Capital Gains
--------------------------------------------------------------------------------
       A             $0.5310               $ -               $0.5730
--------------------------------------------------------------------------------
       B             $0.4586               $ -               $0.5730
--------------------------------------------------------------------------------
       C             $0.4642               $ -               $0.5730
--------------------------------------------------------------------------------
       R             $0.5619               $ -               $0.5730
--------------------------------------------------------------------------------
       Y             $0.5728               $ -               $0.5730
--------------------------------------------------------------------------------
       Z             $0.5788               $ -               $0.5730
--------------------------------------------------------------------------------

Index Definitions
--------------------------------------------------------------------------------
The Merrill Lynch (ML) High Yield Master II Index is a commonly accepted measure of the performance of high yield securities. The Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality) is a commonly accepted measure of the performance of speculative grade convertible bond securities. Index returns assume reinvestment of dividends and, unlike fund returns, do not reflect any fees, expense or sales charges. You cannot invest directly in an index.

The indexes defined here pertain to the "Value of $10,000 Investment" charts on pages 10-15.

                         Pioneer High Yield Fund | Annual Report | 10/31/08    9

Performance Update | 10/31/08                                     Class A Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund at public offering price, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch
(ML) Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns
(As of October 31, 2008)
--------------------------------------------------------------------------------
                                        Net             Public
                                        Asset Value     Offering
Period                                  (NAV)           Price (POP)
--------------------------------------------------------------------------------
 10 Years                                 7.58%           7.09%
 5 Years                                 -1.18           -2.09
 1 Year                                 -32.28          -35.22
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2008)
--------------------------------------------------------------------------------
                                      Gross             Net
--------------------------------------------------------------------------------
                                        1.10%             1.10%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                          ML Index of
              Pioneer High      ML High Yield          Convertible Bonds
               Yield Fund       Master II Index      (Speculative Quality)
               ----------       ---------------      ---------------------
10/98              9550              10000                   10000
                  11642              10559                   13545
10/00             15264              10386                   15421
                  15924              10392                   11233
10/02             15378               9713                   10936
                  21042              12928                   15622
10/04             22721              14498                   17002
                  23512              15072                   17391
10/06             25858              16630                   20180
                  29244              17769                   22608
10/08             19833              13057                   12856

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

NAV results represent the percent change in net asset value per share. POP returns reflect deduction of maximum 4.5% sales charge. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class A, Class B and Class C shares includes the performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has been reduced to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

10    Pioneer High Yield Fund | Annual Report | 10/31/08

Performance Update | 10/31/08                                     Class B Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns
(As of October 31, 2008)
--------------------------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                 6.83%          6.83%
 5 Years                                 -1.92          -1.92
 1 Year                                 -32.72         -35.15
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2008)
--------------------------------------------------------------------------------
                                        Gross          Net
--------------------------------------------------------------------------------
                                          1.86%          1.86%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                          ML Index of
              Pioneer High      ML High Yield          Convertible Bonds
               Yield Fund       Master II Index      (Speculative Quality)
               ----------       ---------------      ---------------------
10/98             10000              10000                   10000
                  12105              10559                   13545
10/00             15833              10386                   15421
                  16379              10392                   11233
10/02             15691               9713                   10936
                  21332              12928                   15622
10/04             22872              14498                   17002
                  23469              15072                   17391
10/06             25640              16630                   20180
                  28776              17769                   22608
10/08             19361              13057                   12856

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

"If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. "If Redeemed" returns reflect the deduction of applicable contingent deferred sales charge
(CDSC). Effective December 1, 2004, the period during which a CDSC is applied to withdrawals was shortened to 5 years. The maximum CDSC for Class B shares continues to be 4%. For more complete information, please see the prospectus for details. Note: Shares purchased prior to December 1, 2004 remain subject to the CDSC in effect at the time you purchased those shares. For performance information for shares purchased prior to December 1, 2004, please visit www.pioneerinvestments.com.

All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class A, Class B and Class C shares includes the performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has been reduced to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    11

Performance Update | 10/31/08                                     Class C Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns
(As of October 31, 2008)
--------------------------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                 6.93%          6.93%
 5 Years                                 -1.89          -1.89
 1 Year                                 -32.78         -32.78
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2008)
--------------------------------------------------------------------------------
                                        Gross          Net
--------------------------------------------------------------------------------
                                         1.85%          1.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                          ML Index of
              Pioneer High      ML High Yield          Convertible Bonds
               Yield Fund       Master II Index      (Speculative Quality)
               ----------       ---------------      ---------------------
10/98             10000              10000                   10000
                  12105              10559                   13545
10/00             15971              10386                   15421
                  16531              10392                   11233
10/02             15841              9713                    10936
                  21507              12928                   15622
10/04             23057              14498                   17002
                  23667              15072                   17391
10/06             25850              16630                   20180
                  29045              17769                   22608
10/08             19552              13057                   12856

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class C shares held for less than one year are also subject to a 1% contingent deferred sales charge (CDSC). The performance of Class C shares does not reflect the 1% front-end sales charge in effect prior to February 1, 2004. If you paid a 1% sales charge, your returns would be lower than those shown above. "If Held" results represent the percent change in net asset value per share. Returns would have been lower had sales charges been reflected. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class A, Class B and Class C shares includes the performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has been reduced to reflect any applicable sales charges and Rule 12b-1 fees (but not other differences in expenses). This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

12    Pioneer High Yield Fund | Annual Report | 10/31/08

Performance Update | 10/31/08                                     Class R Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns
(As of October 31, 2008)
--------------------------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                 7.24%          7.24%
 5 Years                                 -1.39          -1.39
 1 Year                                 -32.36         -32.36
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2008)
--------------------------------------------------------------------------------
                                        Gross          Net
--------------------------------------------------------------------------------
                                          1.34%          1.34%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                          ML Index of
              Pioneer High      ML High Yield          Convertible Bonds
               Yield Fund       Master II Index      (Speculative Quality)
               ----------       ---------------      ---------------------
10/98             10000              10000                   10000
                  12129              10559                   13545
10/00             15825              10386                   15421
                  16427              10392                   11233
10/02             15786               9713                   10936
                  21570              12928                   15622
10/04             23307              14498                   17002
                  24016              15072                   17391
10/06             26340              16630                   20180
                  29700              17769                   22608
10/08             20115              13057                   12856

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

The performance of Class R shares for the period prior to the commencement of operations of Class R shares on April 1, 2003 is based on the performance of the Fund's Class A shares, reduced to reflect the higher distribution and service fees of Class R shares. For the period after April 1, 2003, the actual performance of Class R shares is reflected. Class R shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class R shares includes the net asset value performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has been restated to reflect the higher distribution and service fees of Class R shares. This adjustment has the effect of reducing the previously reported performance of Third Avenue High Yield Fund.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    13

Performance Update | 10/31/08                                     Class Y Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns
(As of October 31, 2008)
--------------------------------------------------------------------------------
                                        If             If
Period                                  Held           Redeemed
--------------------------------------------------------------------------------
 10 Years                                 7.87%          7.87%
 5 Years                                 -0.73          -0.73
 1 Year                                 -31.79         -31.79
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2008)
--------------------------------------------------------------------------------
                                        Gross          Net
--------------------------------------------------------------------------------
                                          0.71%          0.71%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                          ML Index of
              Pioneer High      ML High Yield          Convertible Bonds
               Yield Fund       Master II Index      (Speculative Quality)
               ----------       ---------------      ---------------------
10/98             10000              10000                   10000
                  12220              10559                   13545
10/00             15957              10386                   15421
                  16641              10392                   11233
10/02             16118               9713                   10936
                  22124              12928                   15622
10/04             23975              14498                   17002
                  24916              15072                   17391
10/06             27513              16630                   20180
                  31221              17769                   22608
10/08             21325              13057                   12856

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Class Y shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class Y shares includes the net asset value performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has not been restated to reflect any differences in expenses.

14    Pioneer High Yield Fund | Annual Report | 10/31/08

Performance Update | 10/31/08                                     Class Z Shares

Investment Returns
--------------------------------------------------------------------------------
The mountain chart on the right shows the change in value of a $10,000 investment made in Pioneer High Yield Fund, compared to that of the Merrill Lynch (ML) High Yield Master II Index and Merrill Lynch (ML) Index of Convertible Bonds (Speculative Quality).

Average Annual Total Returns
(As of October 31, 2008)
--------------------------------------------------------------------------------
                                        Net Asset       Public Offering
Period                                  Value (NAV)     Price (POP)
--------------------------------------------------------------------------------
 10 Years                                 7.66%           7.66%
 5 Years                                 -1.03           -1.03
 1 Year                                  31.76          -31.76
--------------------------------------------------------------------------------
 Expense Ratio
 (Per prospectus dated March 1, 2008)
--------------------------------------------------------------------------------
                                        Gross           Net
--------------------------------------------------------------------------------
                                          0.85%           0.85%
--------------------------------------------------------------------------------

[THE FOLLOWING DATA WAS REPRESENTED AS A MOUNTAIN CHART IN THE PRINTED MATERIAL]

Value of $10,000 Investment

                                                          ML Index of
              Pioneer High      ML High Yield          Convertible Bonds
               Yield Fund       Master II Index      (Speculative Quality)
               ----------       ---------------      ---------------------
10/98             10000              10000                   10000
                  12190              10559                   13545
10/00             15982              10386                   15421
                  16673              10392                   11233
10/02             16102               9713                   10936
                  22032              12928                   15622
10/04             23790              14498                   17002
                  24619              15072                   17391
10/06             27075              16630                   20180
                  30652              17769                   22608
10/08             20918              13057                   12856

Call 1-800-225-6292 or visit www.pioneerinvestments.com for the most recent month-end performance results. Current performance may be lower or higher than the performance data quoted.

The performance data quoted represents past performance, which is no guarantee of future results. Investment return and principal value will fluctuate, and shares, when redeemed, may be worth more or less than their original cost.

Performance for periods prior to the inception of Class Z shares on July 6, 2007 reflects the NAV performance of the Fund's Class A shares. The performance does not reflect differences in expenses, including the Rule 12b-1 fees, applicable to Class A shares. Since fees for Class A shares are generally higher than those of Class Z shares, the performance shown for Class Z shares prior to their inception July 6, 2007 would have been higher. Class Z shares are not subject to sales charges and are available for limited groups of eligible investors, including institutional investors. All results are historical and assume the reinvestment of dividends and capital gains. Other share classes are available for which performance and expenses will differ.

Performance results reflect any applicable expense waivers in effect during the periods shown. Without such waivers Fund performance would be lower. Waivers may not be in effect for all funds. Certain fee waivers are contractual through a specified period. Otherwise, fee waivers can be rescinded at any time. See the prospectus and financial statements for more information.

The performance table and graph do not reflect the deduction of fees and taxes that a shareowner would pay on Fund distributions or the redemption of Fund shares.

On February 25, 2000, Pioneer High Yield Fund acquired the assets of Third Avenue High Yield Fund (inception 2/12/98) in a reorganization. The performance of Class Z shares includes the net asset value performance of Third Avenue High Yield Fund's single class of shares prior to the reorganization, which has not been restated to reflect any differences in expenses.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    15

Comparing Ongoing Fund Expenses

As a shareowner in the Fund, you incur two types of costs:

(1) ongoing costs, including management fees, distribution and/or service (12b-1) fees, and other Fund expenses; and

(2) transaction costs, including sales charges (loads) on purchase payments.

This example is intended to help you understand your ongoing expenses (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds. The example is based on an investment of $1,000 at the beginning of the Fund's latest six-month period and held throughout the six months.

Using the Tables
--------------------------------------------------------------------------------
Actual Expenses

The first table below provides information about actual account values and actual expenses. You may use the information in this table, together with the amount you invested, to estimate the expenses that you paid over the period as follows:

1. Divide your account value by $1,000
   Example: an $8,600 account value [divided by] $1,000 = 8.6

2. Multiply the result in (1) above by the corresponding share class's number in the third row under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on actual returns from May 1, 2008 through October 31, 2008.

---------------------------------------------------------------------------------------------------------------------------
 Share Class                     A                B                C                R                Y                Z
---------------------------------------------------------------------------------------------------------------------------
 Beginning Account          $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 5/1/08
---------------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $   702.51       $   699.30       $   700.59       $   702.45       $   705.51       $   703.87
 (after expenses)
 on 10/31/08
---------------------------------------------------------------------------------------------------------------------------
 Expenses Paid              $     5.14       $     8.12       $     8.08       $     6.29       $     3.26       $     3.64
 During Period*
---------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 1.90%, 1.89%, 1.47%, 0.76% and 0.85% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period).

16    Pioneer High Yield Fund | Annual Report | 10/31/08

Hypothetical Example for Comparison Purposes

The table below provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period.

You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the tables are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads) that are charged at the time of the transaction. Therefore, the table below is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Expenses Paid on a $1,000 Investment in Pioneer High Yield Fund

Based on a hypothetical 5% return per year before expenses, reflecting the period from May 1, 2008 through October 31, 2008.

---------------------------------------------------------------------------------------------------------------------------
 Share Class                     A                B                C                R                Y                Z
---------------------------------------------------------------------------------------------------------------------------
 Beginning Account          $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00       $ 1,000.00
 Value on 5/1/08
---------------------------------------------------------------------------------------------------------------------------
 Ending Account Value       $ 1,019.10       $ 1,015.58       $ 1,015.63       $ 1,017.75       $ 1,021.32       $ 1,020.86
 (after expenses)
 on 10/31/08
---------------------------------------------------------------------------------------------------------------------------
 Expenses Paid              $     6.09       $     9.63       $     9.58       $     7.46       $     3.86       $     4.32
 During Period*
---------------------------------------------------------------------------------------------------------------------------

* Expenses are equal to the Fund's annualized expense ratio of 1.20%, 1.90%, 1.89%, 1.47%, 0.76% and 0.85% for Class A, Class B, Class C, Class R, Class Y and Class Z shares, respectively, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the partial year period)

                        Pioneer High Yield Fund | Annual Report | 10/31/08    17

Schedule of Investments | 10/31/08

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount         (unaudited)   (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                           CONVERTIBLE CORPORATE BONDS -- 11.7%
                                           ENERGY -- 0.4%
                                           Oil & Gas Drilling -- 0.2%
$ 8,525,000                      NR/NR     Hercules Offshore, Inc., 3.375%, 6/1/38     $   4,614,156
----------------------------------------------------------------------------------------------------
                                           Oil & Gas Refining & Marketing -- 0.2%
 15,560,000                      NR/NR     Verenium Corp., 5.5%, 4/1/27 (144A)         $   2,898,050
                                                                                       -------------
                                           Total Energy                                $   7,512,206
----------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 2.5%
                                           Construction & Farm Machinery & Heavy
                                           Trucks -- 0.2%
 11,299,000                      B+/B2     Greenbrier Co., Inc., 2.375%, 5/15/26       $   4,646,714
----------------------------------------------------------------------------------------------------
                                           Electrical Component & Equipment -- 1.2%
 45,287,000                     BB+/Ba1    Roper Industries, Inc., 1.4813%, 1/15/34    $  25,473,938
----------------------------------------------------------------------------------------------------
                                           Trading Companies & Distributors -- 1.1%
 40,045,000                      B/NR      Wesco Distribution, Inc., 1.75%,
                                           11/15/26 (b)                                $  23,776,719
                                                                                       -------------
                                           Total Capital Goods                         $  53,897,371
----------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.5%
                                           Marine -- 0.5%
 17,745,000                      B/B3      Horizon Lines, Inc., 4.25%, 8/15/12         $   9,449,213
                                                                                       -------------
                                           Total Transportation                        $   9,449,213
----------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.9%
                                           Casinos & Gaming -- 0.9%
 21,745,000                      B+/B1     Shuffle Master, Inc., 1.25%, 4/15/24        $  20,222,850
                                                                                       -------------
                                           Total Consumer Services                     $  20,222,850
----------------------------------------------------------------------------------------------------
                                           MEDIA -- 1.6%
                                           Advertising -- 1.5%
 47,689,000                     B+/Ba3     The Interpublic Group of Companies, Inc.,
                                           4.25%, 3/15/23                              $  32,845,799
----------------------------------------------------------------------------------------------------
                                           Movies & Entertainment -- 0.1%
  1,730,000                      B-/NR     Macrovision Corp., 2.625%, 8/15/11          $   1,159,100
                                                                                       -------------
                                           Total Media                                 $  34,004,899
----------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.8%
                                           Automotive Retail -- 0.8%
 18,862,000                      B/B2      Sonic Automotive, Inc., 5.25%, 5/7/09       $  17,164,420
                                                                                       -------------
                                           Total Retailing                             $  17,164,420
----------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 1.0%
                                           Health Care Facilities -- 0.3%
  2,060,000                      B/B1      LifePoint Hospitals, Inc., 3.25%, 8/15/25   $   1,148,450
  6,910,000                      B/NR      LifePoint Hospitals, Inc., 3.5%, 5/15/14        4,102,813
                                                                                       -------------
                                                                                       $   5,251,263
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

18    Pioneer High Yield Fund | Annual Report | 10/31/08

-------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount          (unaudited)   (unaudited)                                                 Value
                                             Health Care Services -- 0.7%
$ 32,920,000                      B+/B3      Omnicare, Inc., 3.25%, 12/15/35              $  15,883,900
-------------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.0%
   1,240,000                      B-/NR      Inverness Medical Innovation, Inc., 3.0%,
                                             5/15/16 (144A)                               $     754,168
                                                                                          -------------
                                             Total Health Care Equipment & Services       $  21,889,331
-------------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 2.0%
                                             Biotechnology -- 2.0%
  14,400,000                     CCC/NR      Biomarin Pharmaceuticals, Inc., 1.875%,
                                             4/23/17 (b)                                  $  14,310,000
  30,835,000                      NR/NR      Epix Medical, Inc., 3.0%, 6/15/24               17,961,388
  19,255,000                      NR/NR      Mannkind Corp., 3.75%, 12/15/13 (b)             10,301,425
                                                                                          -------------
                                                                                          $  42,572,813
                                                                                          -------------
                                             Total Pharmaceuticals & Biotechnology        $  42,572,813
-------------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.1%
                                             Consumer Finance -- 0.1%
   4,100,000                      NR/NR      Dollar Financial Corp., 2.875%, 6/30/27
                                               (144A)                                     $   2,188,375
                                                                                          -------------
                                             Total Diversified Financials                 $   2,188,375
-------------------------------------------------------------------------------------------------------
                                             REAL ESTATE -- 1.0%
                                             Office Real Estate Investment Trusts -- 0.5%
  14,100,000                      NR/NR      Alexandria Real Estate Equities, Inc.,
                                             3.7%, 1/15/27 (114A)                         $  10,293,000
-------------------------------------------------------------------------------------------------------
                                             Retail Real Estate Investment Trusts -- 0.5%
  44,735,000                      NR/NR      General Growth Properties, Inc., 3.98%,
                                             4/15/27 (144A)                               $  10,009,454
                                                                                          -------------
                                             Total Real Estate                            $  20,302,454
-------------------------------------------------------------------------------------------------------
                                             TECHNOLOGY HARDWARE & EQUIPMENT -- 0.9%
                                             Communications Equipment -- 0.2%
  16,825,000                      B-/B3      Nortel Networks Corp., 2.125%, 4/15/14       $   5,888,750
-------------------------------------------------------------------------------------------------------
                                             Electronic Equipment & Instruments -- 0.6%
  16,800,000                      NR/NR      Newport Corp., 2.5%, 2/15/12 (144A)          $  11,760,000
-------------------------------------------------------------------------------------------------------
                                             Technology Distributors -- 0.1%
   3,250,000                     BB-/NR      Anixter International, Inc., 1.0%, 2/15/13
                                               (144A)                                     $   2,145,000
                                                                                          -------------
                                             Total Technology Hardware & Equipment        $  19,793,750
-------------------------------------------------------------------------------------------------------
                                             TOTAL CONVERTIBLE CORPORATE BONDS
                                             (Cost $391,988,150)                          $ 248,997,682
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    19

-----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
             Rate (c)      Ratings
Shares       (unaudited)   (unaudited)                                            Value
-----------------------------------------------------------------------------------------------
                                         CONVERTIBLE PREFERRED STOCKS -- 4.7%
                                         MATERIALS -- 1.4%
                                         Diversified Metals & Mining -- 1.4%
    43,039                               Freeport-McMoran Copper & Gold, Inc.,
                                         5.5%, 12/31/49                           $  28,889,929
                                                                                  -------------
                                         Total Materials                          $  28,889,929
-----------------------------------------------------------------------------------------------
                                         Capital Goods -- 0.4%
                                         Electrical Component & Equipment -- 0.4%
    68,400                               General Cable Corp., 5.75%, 11/24/13     $   7,776,225
                                                                                  -------------
                                         Total Capital Goods                      $   7,776,225
-----------------------------------------------------------------------------------------------
                                         HEALTH CARE EQUIPMENT & SERVICES -- 0.3%
                                         Health Care Supplies -- 0.3%
    68,177                               Inverness Medica Corp., 3.0%,
                                         12/31/49*                                $   7,635,824
                                                                                  -------------
                                         Total Health Care Equipment & Services   $   7,635,824
-----------------------------------------------------------------------------------------------
                                         BANKS -- 0.5%
                                         Thrifts & Mortgage Finance -- 0.5%
   726,432                               Sovereign Capital Trust IV, 4.375%,
                                         3/1/34                                   $  11,622,912
                                                                                  -------------
                                         Total Banks                              $  11,622,912
-----------------------------------------------------------------------------------------------
                                         DIVERSIFIED FINANCIALS -- 0.8%
                                         Asset Management & Custody Banks -- 0.2%
   190,000                               Legg Mason, Inc., 7.0%, 6/30/11          $   4,351,000
-----------------------------------------------------------------------------------------------
                                         Other Diversified Financial Services -- 0.6%
    18,485                               Bank of America Corp., 7.25%, 12/31/49   $  12,939,500
                                                                                  -------------
                                         Total Diversified Financials             $  17,290,500
-----------------------------------------------------------------------------------------------
                                         REAL ESTATE -- 0.5%
                                         Real Estate Operating Companies -- 0.5%
   667,700                               Forest City Enterprises, Inc., 7.375%,
                                         2/1/34                                   $   9,715,035
                                                                                  -------------
                                         Total Real Estate                        $   9,715,035
-----------------------------------------------------------------------------------------------
                                         UTILITIES -- 0.8%
                                         Multi-Utilities -- 0.8%
   337,300                               CMS Energy Corp., 4.5%, 12/31/49         $  18,066,631
                                                                                  -------------
                                         Total Utilities                          $  18,066,631
-----------------------------------------------------------------------------------------------
                                         TOTAL CONVERTIBLE PREFERRED
                                         STOCKS
                                         (Cost $155,887,138)                      $ 100,997,056
-----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

20    Pioneer High Yield Fund | Annual Report | 10/31/08

----------------------------------------------------------------------------------------------
             Floating      S&P/Moody's
             Rate (c)      Ratings
Shares       (unaudited)   (unaudited)                                           Value
----------------------------------------------------------------------------------------------
                                          COMMON STOCKS -- 11.7%
                                          ENERGY -- 0.5%
                                          Integrated Oil & Gas -- 0.3%
  222,600                                 USX-Marathon Group, Inc.               $   6,477,660
----------------------------------------------------------------------------------------------
                                          Oil & Gas Exploration & Production -- 0.2%
  185,214                                 McMoRan Exploration Co.*(b)            $   2,628,187
  210,570                                 Sandridge Energy, Inc.*(b)                 2,253,099
                                                                                 -------------
                                                                                 $   4,881,286
                                                                                 -------------
                                          Total Energy                           $  11,358,946
----------------------------------------------------------------------------------------------
                                          MATERIALS -- 0.6%
                                          Construction Materials -- 0.2%
  183,394                                 Texas Industries, Inc. (b)             $   5,800,752
                                                                                 -------------
                                          Diversified Metals & Mining -- 0.3%
2,600,200                                 Polyment Mining Corp.*(b)              $   3,198,246
  377,200                                 Titanium Metals Corp. (b)                  3,511,732
                                                                                 -------------
                                                                                 $   6,709,978
----------------------------------------------------------------------------------------------
                                          Gold -- 0.1%
  103,100                                 Barrick Gold Corp.                     $   2,342,432
                                                                                 -------------
                                          Total Materials                        $  14,853,162
----------------------------------------------------------------------------------------------
                                          CAPITAL GOODS -- 2.5%
                                          Aerospace & Defense -- 0.4%
  625,800                                 Be Aerospace, Inc.*                    $   8,054,046
----------------------------------------------------------------------------------------------
                                          Building Products -- 0.3%
  254,212                                 Lennox International, Inc.             $   7,580,602
----------------------------------------------------------------------------------------------
                                          Construction & Farm Machinery & Heavy
                                          Trucks -- 0.1%
  902,500                                 Commercial Vehicle Group, Inc.*        $   1,200,325
----------------------------------------------------------------------------------------------
                                          Electrical Component & Equipment -- 0.7%
  271,100                                 Cooper Industries, Inc.                $   8,390,545
  349,700                                 General Cable Corp.*(b)                    5,972,876
                                                                                 -------------
                                                                                 $  14,363,421
----------------------------------------------------------------------------------------------
                                          Industrial Machinery -- 1.0%
  324,480                                 ESCO Electronics Corp.*(b)             $  11,194,560
  211,200                                 ITT Corp.                                  9,398,400
                                                                                 -------------
                                                                                 $  20,592,960
                                                                                 -------------
                                          Total Capital Goods                    $  51,791,354
----------------------------------------------------------------------------------------------
                                          CONSUMER SERVICES -- 1.2%
                                          Casinos & Gaming -- 0.8%
  564,200                                 International Game Technology (b)      $   7,898,800
  475,100                                 Scientific Games Corp.*(b)                 8,551,800
                                                                                 -------------
                                                                                 $  16,450,600
----------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    21

--------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
              Rate (c)      Ratings
Shares        (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           Specialized Consumer Services -- 0.4%
  1,220,040                                Service Corp. International               $   8,418,276
                                                                                     -------------
                                           Total Consumer Services                   $  24,868,876
--------------------------------------------------------------------------------------------------
                                           MEDIA -- 0.3%
                                           Movies & Entertainment -- 0.1%
    134,390                                Cinemark Holdings, Inc. (b)               $   1,114,093
--------------------------------------------------------------------------------------------------
                                           Publishing -- 0.2%
    161,300                                McGraw-Hill Co., Inc.                     $   4,329,292
                                                                                     -------------
                                           Total Media                               $   5,443,385
--------------------------------------------------------------------------------------------------
                                           RETAILING -- 0.2%
                                           Department Stores -- 0.2%
    211,400                                J.C. Penney Co., Inc.                     $   5,056,688
                                                                                     -------------
                                           Total Retailing                           $   5,056,688
--------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.7%
                                           Health Care Equipment -- 0.2%
    157,334                                Thoratec Corp.*(b)                        $   3,873,563
--------------------------------------------------------------------------------------------------
                                           Health Care Supplies -- 0.2%
    193,400                                Inverness Medical Innovations, Inc.*(b)   $   3,703,610
--------------------------------------------------------------------------------------------------
                                           Managed Health Care -- 0.3%
    204,500                                CIGNA Corp.                               $   3,333,350
    113,700                                United Healthcare Group, Inc.*                2,698,101
                                                                                     -------------
                                                                                     $   6,031,451
                                                                                     -------------
                                           Total Health Care Equipment & Services    $  13,608,624
--------------------------------------------------------------------------------------------------
                                           PHARMACEUTICALS &
                                           BIOTECHNOLOGY -- 1.9%
                                           Life Sciences Tools & Services -- 1.9%
    220,145                                Bio-Rad Laboratories, Inc.*               $  18,795,980
    335,600                                Thermo Fisher Scientific, Inc.*              13,625,360
    202,600                                Waters Corp.*(b)                              8,873,880
                                                                                     -------------
                                                                                     $  41,295,220
                                                                                     -------------
                                           Total Pharmaceuticals & Biotechnology     $  41,295,220
--------------------------------------------------------------------------------------------------
                                           REAL ESTATE -- 0.8%
                                           Mortgage Real Estate Investment
                                           Trusts -- 0.8%
  1,165,600                                Annaly Capital Management, Inc.           $  16,201,840
                                                                                     -------------
                                           Total Real Estate                         $  16,201,840
--------------------------------------------------------------------------------------------------
                                           TECHNOLOGY HARDWARE & EQUIPMENT -- 1.0%
                                           Communications Equipment -- 0.2%
    231,500                                CommScope, Inc.*(b)                       $   3,405,365
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

22    Pioneer High Yield Fund | Annual Report | 10/31/08

----------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
                 Rate (c)      Ratings
Shares           (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                              Electronic Equipment & Instruments -- 0.5%
       234,200                                Itron, Inc.*(b)                          $  11,354,016
----------------------------------------------------------------------------------------------------
                                              Electronic Manufacturing Services -- 0.3%
       290,100                                Tyco Electronics, Ltd.                   $   5,639,544
                                                                                       -------------
                                              Total Technology Hardware & Equipment    $  20,398,925
----------------------------------------------------------------------------------------------------
                                              TELECOMMUNICATION SERVICES -- 0.4%
                                              Integrated Telecommunication Services -- 0.4%
       198,583                                General Communication, Inc.*(b)          $   1,525,117
     1,034,700                                Windstream Corp.                             7,770,597
                                                                                       -------------
                                                                                       $   9,295,714
                                                                                       -------------
                                              Total Telecommunication Services         $   9,295,714
----------------------------------------------------------------------------------------------------
                                              UTILITIES -- 1.6%
                                              Gas Utilities -- 0.2%
       115,200                                Questar Corp.                            $   3,969,792
----------------------------------------------------------------------------------------------------
                                              Independent Power Producer &
                                              Energy Traders -- 1.1%
     1,027,482                                NRG Energy, Inc.*(b)                     $  23,888,957
----------------------------------------------------------------------------------------------------
                                              Multi-Utilities -- 0.3%
        40,900                                Public Service Enterprise Group, Inc.    $   1,151,335
       137,111                                Sempra Energy                                5,839,557
                                                                                       -------------
                                                                                       $   6,990,892
                                                                                       -------------
                                              Total Utilities                          $  34,849,641
----------------------------------------------------------------------------------------------------
                                              TOTAL COMMON STOCKS
                                              (Cost $331,511,232)                      $ 249,022,375
----------------------------------------------------------------------------------------------------
Principal
Amount
----------------------------------------------------------------------------------------------------
                                              ASSET BACKED SECURITIES -- 0.1%
                                              BANKS -- 0.1%
                                              Thrifts & Mortgage Finance -- 0.1%
   $ 2,166,000         2.82       AAA/Aaa     FBR Securitization Trust, Floating Rate
                                              Note, 10/25/35                           $   1,620,229
                                                                                       -------------
                                              Total Banks                              $   1,620,229
----------------------------------------------------------------------------------------------------
                                              DIVERSIFIED FINANCIALS -- 0.0%
                                              Other Diversified Financial Services -- 0.0%
     2,510,000         2.92       AAA/Aaa     Bear Stearns Asset Backed Securities,
                                              Inc., Floating Rate Note, 1/25/47        $   1,026,498
                                                                                       -------------
                                              Total Diversified Financials             $   1,026,498
----------------------------------------------------------------------------------------------------
                                              TOTAL ASSET BACKED SECURITIES
                                              (Cost $2,615,634)                        $   2,646,727
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    23

--------------------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount          (unaudited)   (unaudited)                                                        Value
--------------------------------------------------------------------------------------------------------------
                                            CORPORATE BONDS -- 63.7%
                                            ENERGY -- 6.2%
                                            Coal & Consumable Fuels -- 0.5%
$ 14,420,000                     BB-/B2     Massey Energy Co., 6.875%,
                                            12/15/13 (b)                                         $  11,680,200
--------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Equipment & Services -- 0.2%
   6,365,000                     BB-/B2     Complete Production Service, Inc., 8.0%,
                                            12/15/16                                             $   4,328,200
--------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 1.4%
  11,860,000                     BB-/B3     Hilcorp Energy Co., 7.75%, 11/1/15
                                            (144A)                                               $   8,420,600
   1,000,000                     BB-/B3     Hilcorp Energy Co., 9.0%, 6/1/16 (144A)                    730,000
  12,870,000                     B/Caa1     Parallel Petroleum Corp., 10.25%, 8/1/14                 8,526,375
  16,315,000                      B-/B3     Sandridge Energy, Inc., 8.0%, 6/1/18                    10,849,475
     750,000                      B/B3      Sandridge Energy, Inc., Floating Rate Note,
                                            4/1/14                                                     599,204
                                                                                                 -------------
                                                                                                 $  29,125,654
--------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Refining & Marketing -- 2.9%
   3,695,000                     B/Caa1     Aventine Renewable Energy, Inc., 10.0%,
                                            4/1/17                                               $     923,750
     395,000                     BB/Ba3     Frontier Oil Corp., 6.625%, 10/1/11                        349,575
   4,375,000                     BB+/Ba1    Tesoro Corp., 6.5%, 6/1/17 (144A) (b)                    2,931,250
  82,805,000                     BB+/Ba1    Tesoro Corp., 6.625%, 11/1/15                           56,307,400
   9,050,000                     CCC/Ca     Verasun Energy Corp., 9.375%, 6/1/17
                                             (b) (e)                                                   769,250
   1,390,000                     B-/Caa1    Verasun Energy Corp., 9.875%, 12/15/12
                                             (b) (e)                                                   569,900
                                                                                                 -------------
                                                                                                 $  61,851,125
--------------------------------------------------------------------------------------------------------------
                                            Oil & Gas Storage & Transportation -- 1.2%
  38,009,000                      B+/B1     Holly Energy Partners LP, 6.25%, 3/1/15              $  25,846,120
                                                                                                 -------------
                                            Total Energy                                         $ 132,831,299
--------------------------------------------------------------------------------------------------------------
                                            MATERIALS -- 11.8%
                                            Aluminum -- 2.5%
  15,230,000          6.83        B-/B3     Noranda Aluminum Acquisition Corp.,
                                            Floating Rate Note, 5/15/15                          $   6,853,500
  69,103,000                      B/B3      Novelis, Inc., 7.25%, 2/15/15                           46,299,010
                                                                                                 -------------
                                                                                                 $  53,152,510
--------------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

24    Pioneer High Yield Fund | Annual Report | 10/31/08

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount         (unaudited)   (unaudited)                                                  Value
-------------------------------------------------------------------------------------------------------
                                           Commodity Chemicals -- 1.6%
$29,621,000                    CCC-/Caa2   Georgia Gulf Corp., 10.75%,
                                           10/15/16 (b)                                   $   7,701,460
 61,199,000                    CCC/Caa1    Georgia Gulf Corp., 9.5%, 10/15/14 (b)            25,703,580
                                                                                          -------------
                                                                                          $  33,405,040
-------------------------------------------------------------------------------------------------------
                                           Construction Materials -- 0.1%
  3,083,000                     BB-/Ba3    Texas Industries, Inc., 7.25%, 7/15/13         $   2,420,155
-------------------------------------------------------------------------------------------------------
                                           Diversified Chemical -- 0.1%
  4,914,000                      B-/B3     Ineos Group Holdings Plc, 8.5%, 2/15/16
                                           (144A) (b)                                     $   1,818,180
-------------------------------------------------------------------------------------------------------
                                           Diversified Metals & Mining -- 0.9%
 28,080,000                     B-/Caa1    Algoma Acquisition Corp., 9.875%,
                                           6/15/15 (144A)                                 $  18,532,800
-------------------------------------------------------------------------------------------------------
                                           Metal & Glass Containers -- 1.7%
  1,750,000                      B-/B2     AEP Industries, Inc., 7.875%, 3/15/13          $   1,050,000
 50,090,000                      B/B2      Crown Cork and Seal Co., Inc., 7.375%,
                                           12/15/26                                          34,562,100
                                                                                          -------------
                                                                                          $  35,612,100
-------------------------------------------------------------------------------------------------------
                                           Paper Packaging -- 1.0%
 21,060,000                    CCC+/Caa1   Graham Packaging Co., 9.875%,
                                           10/15/14 (b)                                   $  13,267,800
 11,295,000                      B-/B3     Graphic Packaging Co., 9.5%,
                                           8/15/13 (b)                                        7,737,075
                                                                                          -------------
                                                                                          $  21,004,875
-------------------------------------------------------------------------------------------------------
                                           Paper Products -- 1.0%
 79,540,000                    CCC+/Caa2   Bowater, Inc., 6.5%, 6/15/13 (b)               $  22,470,050
-------------------------------------------------------------------------------------------------------
                                           Specialty Chemicals -- 2.9%
 46,475,000                      B-/B3     Arco Chemical Co., 9.8%, 2/1/20                $  21,843,250
 61,435,000                     CCC+/B3    Millenium America, Inc., 7.625%,
                                           11/15/26                                          12,287,000
 53,500,000                     B+/Ba3     Nova Chemicals Corp., 7.875%, 9/15/25             28,355,000
                                                                                          -------------
                                                                                          $  62,485,250
                                                                                          -------------
                                           Total Materials                                $ 250,900,960
-------------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 14.3%
                                           Aerospace & Defense -- 7.5%
 14,830,000                      B-/B3     Aeroflex, Inc., 11.75%, 2/15/15 (144A)         $  10,381,000
120,253,000                     BBB-/B3    DRS Technologies, Inc., 6.875%, 11/1/13          119,050,470
  2,460,000                     BB/Ba2     Esterline Technology Corp., 6.625%,
                                           3/1/17                                             2,091,000
 33,955,000                      B+/B1     Esterline Technology Corp., 7.75%,
                                           6/15/13                                           29,540,850
                                                                                          -------------
                                                                                          $ 161,063,320
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    25

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount         (unaudited)   (unaudited)                                                Value
-----------------------------------------------------------------------------------------------------
                                            Construction & Engineering -- 0.1%
$ 1,650,000                      B+/B1      Mastec, Inc., 7.625%, 2/1/17                $   1,320,000
-----------------------------------------------------------------------------------------------------
                                            Construction & Farm Machinery & Heavy
                                            Trucks -- 0.8%
  2,950,000                     BB-/B1      American Railcar Industries, Inc., 7.5%,
                                            3/1/14                                      $   2,330,500
 19,660,000                      B/B2       Greenbrier Co., Inc., 8.375%, 5/15/15          14,990,750
                                                                                        -------------
                                                                                        $  17,321,250
-----------------------------------------------------------------------------------------------------
                                            Electrical Component & Equipment -- 3.1%
 42,733,000                     BB+/Ba1     Anixter International Corp., 5.95%,
                                            3/1/15                                      $  30,981,425
 32,300,000                      B/B3       Baldor Electric Co., 8.625%, 2/15/17           24,709,500
  3,635,000                     BB-/Ba1     Belden CDT, Inc., 7.0%, 3/15/17                 2,780,775
 13,311,000                      B+/B1      General Cable Corp., 7.125%, 4/1/17 (b)         8,519,040
                                                                                        -------------
                                                                                        $  66,990,740
-----------------------------------------------------------------------------------------------------
                                            Industrial Machinery -- 1.6%
 22,430,000                     BB-/B1      Gardner Denver, Inc., 8.0%, 5/1/13
                                                 (144A)                                 $  20,411,300
 20,256,000                      B/B3       Mueller Water Products, Inc., 7.375%,
                                            6/1/17                                         13,267,680
                                                                                        -------------
                                                                                        $  33,678,980
-----------------------------------------------------------------------------------------------------
                                            Trading Companies & Distributors -- 1.2%
 34,955,000                      B/B1       Wesco Distribution, Inc., 7.5%, 10/15/17    $  25,167,600
                                                                                        -------------
                                            Total Capital Goods                         $ 305,541,890
-----------------------------------------------------------------------------------------------------
                                            TRANSPORTATION -- 0.4%
                                            Air Freight & Couriers -- 0.4%
 11,710,000                      B-/B3      Ceva Group Plc, 10.0%, 9/1/14 (144A)        $   8,431,200
-----------------------------------------------------------------------------------------------------
                                            Railroads -- 0.0%
    415,000                     BB-/B1      Kansas City Southern Mex, 7.375%,
                                            6/1/14                                      $     324,738
                                                                                        -------------
                                            Total Transportation                        $   8,755,938
-----------------------------------------------------------------------------------------------------
                                            AUTOMOBILES & COMPONENTS -- 1.7%
                                            Auto Parts & Equipment -- 1.2%
 11,875,000                     B-/Caa1     Allison Transmission, Inc., 11.0%,
                                            11/1/15 (144A) (b)                          $   7,421,875
  9,645,000                     B-/Caa1     Allison Transmission, Inc., 11.25%,
                                            11/1/15 (144A) (b)                              5,111,850
 29,375,000                      B-/B3      Lear Corp., 8.75%, 12/1/16                     10,868,750
  4,500,000                      B/B3       Tenneco Automotive, Inc., 8.625%,
                                            11/15/14 (b)                                    2,126,250
                                                                                        -------------
                                                                                        $  25,528,725
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

26    Pioneer High Yield Fund | Annual Report | 10/31/08

----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount          (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                             Tires & Rubber -- 0.5%
$ 10,055,000                      B-/B3      Cooper Standard Automotive, Inc., 7.0%,
                                             12/15/12 (b)                              $   6,334,650
   9,275,000                    CCC+/Caa1    Cooper Standard Automotive, Inc.,
                                             8.375%, 12/15/14                              3,895,500
                                                                                       -------------
                                                                                       $  10,230,150
                                                                                       -------------
                                             Total Automobiles & Components            $  35,758,875
----------------------------------------------------------------------------------------------------
                                             CONSUMER DURABLES & APPAREL -- 0.7%
                                             Homebuilding -- 0.1%
   4,665,000                     BB-/B1      Meritage Homes Corp., 6.25%, 3/15/15      $   2,390,813
----------------------------------------------------------------------------------------------------
                                             Housewares & Specialties -- 0.6%
   6,330,000                      B-/B3      Yankee Acquisition Corp., 8.5%,
                                             2/15/15 (b)                               $   3,576,450
  18,225,000                    CCC+/Caa1    Yankee Acquisition Corp., 9.75%,
                                             2/15/17 (b)                                   9,044,156
                                                                                       -------------
                                                                                       $  12,620,606
                                                                                       -------------
                                             Total Consumer Durables & Apparel         $  15,011,419
----------------------------------------------------------------------------------------------------
                                             CONSUMER SERVICES -- 1.3%
                                             Casinos & Gaming -- 1.0%
  32,840,000                     BB-/Ba2     Manshantucket Pequot Tribe, 8.5%,
                                             11/15/15 (144A)                           $  18,062,000
   6,057,000                     BB-/Ba3     Scientific Games Corp., 6.25%, 12/15/12       4,618,463
                                                                                       -------------
                                                                                       $  22,680,463
----------------------------------------------------------------------------------------------------
                                             Leisure Facilities -- 0.3%
   7,825,000                      B/B3       Firekeepers Development Authority,
                                             13.875%, 5/1/15 (144A)                    $   5,555,750
                                                                                       -------------
                                             Total Consumer Services                   $  28,236,213
----------------------------------------------------------------------------------------------------
                                             MEDIA -- 3.4%
                                             Advertising -- 2.0%
  50,740,000                     B+/Ba3      Interpublic Group, Inc., 7.25%, 8/15/11   $  42,114,200
----------------------------------------------------------------------------------------------------
                                             Broadcasting -- 1.4%
  22,900,000                     BB-/B3      Intelsat Subsidiary Holdings Co. Ltd.,
                                             8.5%, 1/15/13 (144A)                      $  19,923,000
   4,750,000                     B-/Caa1     Telesat Canada, 11.0%, 11/1/15                2,850,000
  33,650,000                    CCC/Caa1     Univision Communications, 9.75%,
                                             3/15/15 (144A) PIK (b)                        6,898,250
                                                                                       -------------
                                                                                       $  29,671,250
                                                                                       -------------
                                             Total Media                               $  71,785,450
----------------------------------------------------------------------------------------------------
                                             RETAILING -- 2.2%
                                             Apparel Retail -- 0.8%
  20,330,000                      B+/B1      Brown Shoe Co., Inc., 8.75%, 5/1/12       $  16,518,125
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    27

----------------------------------------------------------------------------------------------------
                Floating      S&P/Moody's
Principal       Rate (c)      Ratings
Amount          (unaudited)   (unaudited)                                              Value
----------------------------------------------------------------------------------------------------
                                             Automotive Retail -- 0.3%
$ 14,655,000                      B/B1       Sonic Automotive, Inc., 8.625%, 8/15/13   $   6,741,300
----------------------------------------------------------------------------------------------------
                                             Internet Retail -- 1.1%
  12,450,000                     BB/Ba2      Expedia, Inc., 8.5%, 7/1/16 (144A) (b)    $   9,213,000
  16,955,000                     BB/Ba3      Ticketmaster, 10.75%, 8/1/16                 14,242,200
                                                                                       -------------
                                                                                       $  23,455,200
----------------------------------------------------------------------------------------------------
                                             Specialty Stores -- 0.0%
   1,355,000                    CCC+/Caa1    Sally Holdings LLC, 10.5%, 11/15/16 (b)   $     989,150
                                                                                       -------------
                                             Total Retailing                           $  47,703,775
----------------------------------------------------------------------------------------------------
                                             FOOD, BEVERAGE & TOBACCO -- 0.3%
                                             Tobacco -- 0.3%
   4,445,000                      B+/B2      Alliance One International, Inc., 11.0%,
                                             5/15/12                                   $   3,756,025
   3,490,000                      B+/B2      Alliance One International, Inc., 8.5%,
                                             5/15/12                                       2,687,300
                                                                                       -------------
                                                                                       $   6,443,325
                                                                                       -------------
                                             Total Food, Beverage & Tobacco            $   6,443,325
----------------------------------------------------------------------------------------------------
                                             HEALTH CARE EQUIPMENT & SERVICES -- 1.9%
                                             Health Care Facilities -- 0.4%
  10,795,000                      B/B3       Community Health Systems, Inc., 8.875%,
                                             7/15/15 (b)                               $   9,040,813
----------------------------------------------------------------------------------------------------
                                             Health Care Services -- 1.0%
  13,785,000                    CCC+/Caa1    Surgical Care Affiliates, Inc., 10.0%,
                                             7/15/17 (144A)                            $   8,684,550
  15,920,000                      B-/B3      Surgical Care Affiliates, Inc., 8.875%,
                                             7/15/15 (144A) PIK                           11,940,000
                                                                                       -------------
                                                                                       $  20,624,550
----------------------------------------------------------------------------------------------------
                                             Health Care Supplies -- 0.5%
  13,450,000                      B-/B3      Biomet, Inc., 10.375%, 10/15/17           $  11,197,125
                                                                                       -------------
                                             Total Health Care Equipment & Services    $  40,862,488
----------------------------------------------------------------------------------------------------
                                             PHARMACEUTICALS & BIOTECHNOLOGY -- 0.2%
                                             Life Sciences Tools & Services -- 0.2%
   4,140,000                     BB+/Ba3     Bio-Rad Laboratories, Inc., 6.125%,
                                             12/15/14                                  $   3,353,400
                                                                                       -------------
                                             Total Pharmaceuticals & Biotechnology     $   3,353,400
----------------------------------------------------------------------------------------------------
                                             DIVERSIFIED FINANCIALS -- 0.9%
                                             Multi-Sector Holding -- 0.7%
   5,000,000                     BB+/Ba2     Leucadia National Corp., 7.125%,
                                             3/15/17 (144A)                            $   4,275,000
  12,265,000                     BB+/Ba2     Leucadia National Corp., 8.125%,
                                             9/15/15                                      10,854,525
                                                                                       -------------
                                                                                       $  15,129,525
----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

28    Pioneer High Yield Fund | Annual Report | 10/31/08

-----------------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (c)      Ratings
Amount        (unaudited)   (unaudited)                                                       Value
-----------------------------------------------------------------------------------------------------------
                                           Specialized Finance -- 0.2%
$  950,000         12.61        B/NR       Foundation RE II, Ltd., Floating Rate Note,
                                           1/8/09                                             $     925,300
 2,500,000                     B-/Caa1     NCO Group, Inc., 11.875%, 11/15/14                     1,700,000
 2,330,000          7.68        B-/B3      NCO Group, Inc., Floating Rate Note,
                                           11/15/13                                           $   1,584,400
                                                                                              -------------
                                                                                              $   4,209,700
                                                                                              -------------
                                           Total Diversified Financials                       $  19,339,225
-----------------------------------------------------------------------------------------------------------
                                           INSURANCE -- 2.5%
                                           Insurance Brokers -- 0.9%
19,710,000                    CCC/Caa1     Alliant Holdings, Inc., 11.0%, 5/1/15
                                           (144A)                                             $  15,965,100
 4,050,000                    CCC+/Caa1    Hub International, Ltd., 10.25%, 6/15/15
                                           (144A)                                                 2,551,500
                                                                                              -------------
                                                                                              $  18,516,600
-----------------------------------------------------------------------------------------------------------
                                           Multi-Line Insurance -- 0.5%
19,292,000         10.75       BB/Baa3     Liberty Mutual Group, Floating Rate Note,
                                           6/15/58 (144A)                                     $  10,128,300
-----------------------------------------------------------------------------------------------------------
                                           Property & Casualty Insurance -- 0.4%
 2,500,000          7.19       BB+/NR      Blue Fin, Ltd., Floating Rate Note,
                                           4/10/12                                            $   2,232,000
12,585,000         14.00       A/Baa1      MBIA, Inc., Floating Rate Note, 1/15/33
                                           (144A) (b)                                             6,795,900
                                                                                              -------------
                                                                                              $   9,027,900
-----------------------------------------------------------------------------------------------------------
                                           Reinsurance -- 0.7%
 1,750,000          8.92       BB+/NR      Caelus Re, Ltd., Floating Rate Note,
                                           6/7/11                                             $   1,674,225
 2,700,000          6.91        BB/NR      Foundation Re, Ltd., Floating Rate Note,
                                           11/24/08 (144A)                                        2,680,020
 1,675,000         12.03        NR/B3      Globecat, Ltd., Floating Rate Note,
                                           1/2/13 (144A)                                          1,650,880
   625,000          8.78        NR/B1      Globecat, Ltd., Floating Rate Note,
                                           1/2/13 (144A)                                            615,875
   790,000          7.45       BB+/NR      Newton Re, Ltd., Floating Rate Note,
                                           12/24/10 (144A)                                          783,680
 1,150,000          9.75        BB/NR      Newton Re, Ltd., Floating Rate Note,
                                           12/24/10 (144A)                                        1,108,715
 3,000,000          6.39       NR/Ba2      Redwood Capital X, Ltd., Floating Rate
                                           Note, 1/9/09 (144A)                                    2,985,300
 2,550,000          7.44       NR/Ba3      Redwood Capital X, Ltd., Floating Rate
                                           Note, 1/9/09 (144A)                                    2,538,270

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    29

-------------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount         (unaudited)   (unaudited)                                                   Value
-------------------------------------------------------------------------------------------------------
                                            Reinsurance -- (continued)
$   950,000         12.68        B+/NR      Residential Rein, Floating Rate Note,
                                            6/5/09                                              941,450
                                                                                          -------------
                                                                                          $  14,978,415
                                                                                          -------------
                                            Total Insurance                               $  52,651,215
-------------------------------------------------------------------------------------------------------
                                            REAL ESTATE -- 7.9%
                                            Real Estate Operating Companies -- 5.9%
 83,340,000                     B+/Ba3      Forest City Enterprises, Inc., 6.5%, 2/1/17   $  54,171,000
102,985,000                     B+/Ba3      Forest City Enterprises, Inc., 7.625%,
                                            6/1/15                                           72,089,500
                                                                                          -------------
                                                                                          $ 126,260,500
-------------------------------------------------------------------------------------------------------
                                            Retail Real Estate Investment Trusts -- 2.0%
 56,449,000                     BB-/Ba3     BF Saul Real Estate Investment Trust,
                                            7.5%, 3/1/14                                  $  34,433,890
 23,500,000                     CCC/B3      Rouse Co. LP/TRC, 6.75%, 5/1/13
                                            (144A)                                            7,990,000
                                                                                          -------------
                                                                                          $  42,423,890
                                                                                          -------------
                                            Total Real Estate                             $ 168,684,390
-------------------------------------------------------------------------------------------------------
                                            SOFTWARE & SERVICES -- 1.6%
                                            Data Processing & Outsourced Services -- 1.6%
 52,370,000                      B/B3       First Data Corp., 9.875%, 9/24/15
                                            (144A)                                        $  33,516,800
                                                                                          -------------
                                            Total Software & Services                     $  33,516,800
-------------------------------------------------------------------------------------------------------
                                            TECHNOLOGY HARDWARE & EQUIPMENT -- 1.9%
                                            Communications Equipment -- 0.9%
 22,340,000                    BBB+/Baa1    Corning, Inc., 8.875%, 8/16/21                $  20,201,861
-------------------------------------------------------------------------------------------------------
                                            Electronic Equipment & Instruments -- 0.3%
  6,442,000                      B-/B3      Itron, Inc., 7.75%, 5/15/12                   $   5,604,540
-------------------------------------------------------------------------------------------------------
                                            Technology Distributors -- 0.7%
 19,327,000                    BBB-/Baa3    Arrow Electronic, Inc., 7.5%, 1/15/27         $  15,136,112
                                                                                          -------------
                                            Total Technology Hardware & Equipment         $  40,942,513
-------------------------------------------------------------------------------------------------------
                                            SEMICONDUCTORS -- 0.2%
                                            Semiconductor Equipment -- 0.2%
 13,580,000          6.65        B-/B2      Freescale Semiconductor, Inc., Floating
                                            Rate Note, 12/15/14                           $   5,160,400
                                                                                          -------------
                                            Total Semiconductors                          $   5,160,400
-------------------------------------------------------------------------------------------------------
                                            TELECOMMUNICATION SERVICES -- 0.5%
                                            Integrated Telecommunication Services -- 0.3%
  2,210,000                      B/B3       GCI, Inc., 7.25%, 2/15/14                     $   1,768,000
  7,745,000                    CCC+/Caa1    Paetec Holdings Corp., 9.5%, 7/15/15 (b)          4,395,288
                                                                                          -------------
                                                                                          $   6,163,288
-------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

30    Pioneer High Yield Fund | Annual Report | 10/31/08

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount         (unaudited)   (unaudited)                                               Value
-----------------------------------------------------------------------------------------------------
                                            Wireless Telecommunication Services -- 0.2%
$ 5,665,000                      B-/B3      Cricket Communications, Inc., 9.375%,
                                            11/1/14                                    $    4,602,813
                                                                                       --------------
                                            Total Telecommunication Services           $   10,766,101
-----------------------------------------------------------------------------------------------------
                                            UTILITIES -- 3.8%
                                            Electric Utilities -- 1.1%
 31,235,000                     CCC/B3      TXU Energy Co., 10.25%, 11/1/15 (b)        $   23,816,687
-----------------------------------------------------------------------------------------------------
                                            INDEPENDENT POWER PRODUCER &
                                            ENERGY TRADERS -- 2.5%
  8,400,000                    BBB-/Baa3    Allegheny Generating Co., 6.875%,
                                            9/1/23                                     $    7,026,205
 17,000,000                     BB-/Ba3     Intergen NV, 9.0%, 6/30/17                     13,600,000
 38,652,000                      B/B1       NRG Energy, Inc., 7.375%, 1/15/17              33,433,980
                                                                                       --------------
                                                                                       $   54,060,185
-----------------------------------------------------------------------------------------------------
                                            Multi-Utilities -- 0.2%
  4,335,000                     BB-/Ba2     Public Service of New Mexico, 9.25%,
                                            5/15/15                                    $    3,554,700
                                                                                       --------------
                                            Total Utilities                            $   81,431,572
-----------------------------------------------------------------------------------------------------
                                            TOTAL CORPORATE BONDS
                                            (Cost $2,038,807,530)                      $1,359,677,248
-----------------------------------------------------------------------------------------------------
                                            MUNICIPAL BONDS -- 0.1%
                                            Commercial Services & Supplies -- 0.1%
                                            Environmental & Facilities Services -- 0.1%
 10,000,000         10.76        NR/NR      Ohio Air Quality Development, Floating
                                            Rate Note, 6/8/22                          $    2,000,000
                                                                                       --------------
                                            Total Commercial Services & Supplies       $    2,000,000
-----------------------------------------------------------------------------------------------------
                                            TOTAL MUNICIPAL BONDS
                                            (Cost $10,000,000)                         $    2,000,000
-----------------------------------------------------------------------------------------------------
                                            SENIOR FLOATING RATE LOAN INTERESTS -- 3.8%**
                                            ENERGY -- 0.4%
                                            Integrated Oil & Gas -- 0.2%
  6,225,000          8.00       B+/Ba2      Hudson Products Holdings, Inc., Term
                                            Loan, 8/24/15                              $    5,384,625
-----------------------------------------------------------------------------------------------------
                                            Oil & Gas Exploration & Production -- 0.2%
  4,600,000          6.81       B/Caa1      Venoco, Inc., 2nd Lien Term Loan, 5/7/14   $    3,496,000
                                                                                       --------------
                                            Total Energy                               $    8,880,625
-----------------------------------------------------------------------------------------------------
                                            MATERIALS -- 0.1%
                                            Steel -- 0.1%
  2,413,220          8.78        B/B3       Niagara Corp., Term Loan, 6/29/14          $    1,665,122
                                                                                       --------------
                                            Total Materials                            $    1,665,122
-----------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    31

--------------------------------------------------------------------------------------------------
              Floating      S&P/Moody's
Principal     Rate (c)      Ratings
Amount        (unaudited)   (unaudited)                                              Value
--------------------------------------------------------------------------------------------------
                                           CAPITAL GOODS -- 0.0%
                                           Construction & Farm Machinery & Heavy Trks -- 0.0%
$  500,000          7.31       BB-/Ba3     Accuride Corp., Term Advance Loan,
                                           1/31/12                                   $     378,750
                                                                                     -------------
                                           Total Capital Goods                       $     378,750
--------------------------------------------------------------------------------------------------
                                           TRANSPORTATION -- 0.1%
                                           Air Freight & Couriers -- 0.1%
   828,244          6.76        B/Ba2      Ceva Group Plc, Additional Pre-Funded
                                           Loan, 11/4/13                             $     534,218
 2,494,586          6.17       NR/Ba2      Ceva Group Plc, U.S. Term Loan, 11/4/13       1,609,008
                                                                                     -------------
                                                                                     $   2,143,226
                                                                                     -------------
                                           Total Transportation                      $   2,143,226
--------------------------------------------------------------------------------------------------
                                           CONSUMER SERVICES -- 0.6%
                                           Casinos & Gaming -- 0.6%
10,000,000          9.55      BB-/Caa1     Gateway Casinos & Entertainment, 2nd
                                           Lien Advance Loan, 7/16/14                $   4,933,335
 2,502,825          6.55       BB-/Ba3     Gateway Casinos & Entertainment,
                                           Delayed Draw Term Loan, 7/16/14               1,251,413
12,420,270          6.55       BB-/NR      Gateway Casinos & Entertainment, Term
                                           Advance Loan, 7/16/14                         6,210,135
                                                                                     -------------
                                                                                     $  12,394,883
                                                                                     -------------
                                           Total Consumer Services                   $  12,394,883
--------------------------------------------------------------------------------------------------
                                           HEALTH CARE EQUIPMENT & SERVICES -- 0.5%
                                           Health Care Supplies -- 0.5%
15,000,000          7.75        BB/B1      IM U.S. Holdings LLC, Term Loan,
                                           6/26/15                                   $  10,500,000
                                                                                     -------------
                                           Total Health Care Equipment & Services    $  10,500,000
--------------------------------------------------------------------------------------------------
                                           INSURANCE -- 0.9%
                                           Insurance Brokers -- 0.7%
 5,346,000          6.76        B-/B3      Alliant Holdings I, Inc., Term Loan,
                                           8/21/14                                   $   3,688,740
 1,785,873          6.26        B+/B3      HUB International Holdings, Delayed Draw
                                           Term Loan, 6/13/14                            1,232,252
 7,945,493          6.26        B+/B3      HUB International Holdings, Initial Term
                                           Loan, 6/13/14                                 5,482,390
 5,480,625          6.52        B/B2       USI Holdings Corp., Tranche B Term Loan,
                                           4/30/14                                       3,836,438
                                                                                     -------------
                                                                                     $  14,239,820
--------------------------------------------------------------------------------------------------
                                           Multi-Line Insurance -- 0.2%
 6,887,813          5.62        B-/B2      AmWins Group, Inc., Initial Term Loan,
                                           6/11/13                                   $   5,028,103
                                                                                     -------------
                                           Total Insurance                           $  19,267,923
--------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

32    Pioneer High Yield Fund | Annual Report | 10/31/08

----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount         (unaudited)   (unaudited)                                               Value
----------------------------------------------------------------------------------------------------
                                            UTILITIES -- 1.2%
                                            Independent Power Producer & Energy Traders -- 1.2%
$ 9,502,152    5.26             BB/Ba1      NRG Energy, Inc., Credit Linked Loan,
                                            2/1/13                                     $   8,274,788
 19,341,277    5.26             BB/Ba1      NRG Energy, Inc., Term Loan, 2/1/13           16,843,021
                                                                                       -------------
                                                                                       $  25,117,809
                                                                                       -------------
                                            Total Utilities                            $  25,117,809
====================================================================================================
                                            TOTAL SENIOR FLOATING RATE LOAN INTERESTS
                                            (Cost $112,017,680)                        $  80,348,338
----------------------------------------------------------------------------------------------------
                                            TEMPORARY CASH INVESTMENTS -- 9.0%
                                            Repurchase Agreements -- 1.6%
  8,755,000                                 Bank of America, 0.21%, dated
                                            10/31/08, repurchase price of
                                            $8,755,000 plus accrued interest on
                                            11/3/08 collateralized by
                                            $9,364,914 Freddie Mac Giant,
                                            5.0 - 6.0%, 5/1/38 - 9/1/38                $   8,755,000
  8,755,000                                 Barclays Plc, 0.25%, dated 10/31/08,
                                            repurchase price of $8,755,000 plus
                                            accrued interest on 11/3/08
                                            collateralized by $9,452,794 Freddie Mac
                                            Giant, 6.0%, 5/1/38                            8,755,000
  8,755,000                                 Deutsche Bank, 0.25%, dated 10/31/08,
                                            repurchase price of $8,755,000 plus
                                            accrued interest on 11/3/08
                                            collateralized by the following:
                                            $1,338,698 Freddie Mac Giant,
                                            5.0 - 7.0%, 3/1/37 - 2/1/38
                                            $3,161,846 Federal Home Loan
                                            Mortgage Corp., 5.602 - 6.277%,
                                            10/1/36 - 8/1/37
                                            $6,454,174 Federal National Mortgage
                                            Association (ARM), 4.857 - 5.86%,
                                            8/1/16 - 10/1/37
                                            $199,966 Government National
                                            Mortgage Association, 7.0%,
                                            9/15/38                                        8,755,000

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    33

-----------------------------------------------------------------------------------------------------
               Floating      S&P/Moody's
Principal      Rate (c)      Ratings
Amount         (unaudited)   (unaudited)                                                 Value
-----------------------------------------------------------------------------------------------------
                                            Repurchase Agreements -- (continued)
$ 8,755,000                                 JP Morgan & Chase Co., 0.2%, dated
                                            10/31/08, repurchase price of
                                            $8,755,000 plus accrued interest on
                                            11/3/08 collateralized by $9,354,486
                                            Federal National Mortgage Association,
                                            5.0 - 5.5%, 2/1/38 - 10/1/38                $   8,755,000
                                                                                        -------------
                                                                                        $  35,020,000
-----------------------------------------------------------------------------------------------------
                                            Securities Lending Collateral -- 7.4% (d)
                                            Certificates of Deposit:
  3,506,389                                 Abbey National Plc, 3.15%, 8/13/09          $   3,506,389
  3,506,389                                 Banco Santander NY, 3.09%, 12/22/08             3,506,389
  1,269,281                                 Bank of Scotland NY, 2.89%, 11/4/08             1,269,281
  2,110,180                                 Bank of Scotland NY, 2.96%, 11/3/08             2,110,180
  5,616,569                                 Bank of Scotland NY, 3.01%, 6/5/09              5,616,569
  3,506,389                                 Bank of Scotland NY, 3.06%, 3/5/09              3,506,389
  6,330,539                                 Barclays Bank, 2.85%, 5/27/09                   6,330,539
    698,105                                 Calyon NY, 4.62%, 1/16/09                         698,105
    412,516                                 Calyon NY, 4.62%, 1/16/09                         412,516
  7,028,644                                 CBA, 4.87%, 7/16/09                             7,028,644
  6,330,539                                 DNB NOR Bank ASA NY, 3.04%, 6/5/09              6,330,539
  6,441,601                                 Intesa SanPaolo S.p.A., 2.88%, 5/22/09          6,441,601
  6,330,539                                 New York Life Global, 2.99%, 9/4/09             6,330,539
    333,186                                 NORDEA NY, 3.68%, 12/1/08                         333,186
    412,516                                 NORDEA NY, 4.13%, 4/9/09                          412,516
  5,267,516                                 Royal Bank of Canada NY, 3.0%, 8/7/09           5,267,516
    698,105                                 Skandinavian Enskilda Bank NY, 2.79%,
                                            2/13/09                                           698,105
  7,028,644                                 Societe Generale, 3.29%, 9/4/09                 7,028,644
  6,330,539                                 Svenska Bank NY, 4.61%, 7/8/09                  6,330,539
  7,028,644                                 U.S. Bank NA, 2.91%, 8/24/09                    7,028,644
                                                                                        -------------
                                                                                        $  80,186,830
-----------------------------------------------------------------------------------------------------
                                            Commercial Paper:
  6,901,716                                 American Honda Finance Corp., 4.95%,
                                            7/14/09                                     $   6,901,716
  3,506,389                                 Bank of Nova Scotia, 3.14%, 5/5/09              3,506,389
    666,373                                 BBVA U.S., 2.83%, 3/12/09                         666,373
    698,105                                 Met Life, Inc., 2.7%, 11/3/08                     698,105
  2,110,180                                 John Deere Capital Corp., 2.82%,
                                            12/12/08                                        2,110,180
  7,028,644                                 Monumental Global Funding, Ltd., 3.2%,
                                            8/17/09                                         7,028,644
  7,012,778                                 HSBC Bank, Inc., 3.2%, 8/14/09                  7,012,778

The accompanying notes are an integral part of these financial statements.

34    Pioneer High Yield Fund | Annual Report | 10/31/08

-------------------------------------------------------------------------------------------------------
                 Floating      S&P/Moody's
Principal        Rate (c)      Ratings
Amount           (unaudited)   (unaudited)                                               Value
-------------------------------------------------------------------------------------------------------
                                              Commercial Paper -- (continued)
  $  3,157,337                                General Electric Capital Corp., 4.25%,
                                              1/5/09                                     $    3,157,337
     3,506,389                                General Electric Capital Corp., 2.86%,
                                              3/16/09                                         3,506,389
     3,506,389                                CME Group, Inc., 3.0%, 8/6/09                   3,506,389
     1,301,013                                IBM, 2.85%, 2/13/09                             1,301,013
     3,506,389                                IBM, 3.03%, 9/25/09                             3,506,389
     6,330,539                                Met Life Global Funding, 3.19%, 6/12/09         6,330,539
     5,965,621                                Westpac Banking Corp., 2.34%, 6/1/09            5,965,621
                                                                                         --------------
                                                                                         $   55,197,862
-------------------------------------------------------------------------------------------------------
                                              Tri-party Repurchase Agreements:
    14,057,288                                ABN Amro, 0.2%, 11/3/08                    $   14,057,288
     1,713,529                                Barclays Capital Markets, 0.2%, 11/3/08         1,713,529
                                                                                         --------------
                                                                                         $   15,770,817
-------------------------------------------------------------------------------------------------------
                                              Money Market Mutual Fund:
     7,028,644                                JP Morgan, U.S. Government Money
                                              Market Fund                                $    7,028,644
-------------------------------------------------------------------------------------------------------
                                              Other:
       475,980                                ABS CFAT 2008-A A1, 3.005%, 4/27/09        $      475,980
                                                                                         --------------
                                              Total Securities Lending Collateral        $  158,660,133
-------------------------------------------------------------------------------------------------------
                                              TOTAL TEMPORARY CASH INVESTMENTS
                                              (Cost $193,680,133)                        $  193,680,133
-------------------------------------------------------------------------------------------------------
                                              TOTAL INVESTMENT IN SECURITIES -- 104.8%
                                              (Cost $3,236,507,497)(a)                   $2,237,369,559
-------------------------------------------------------------------------------------------------------
                                              OTHER ASSETS AND
                                              LIABILITIES -- (4.8)%                      $ (103,297,815)
-------------------------------------------------------------------------------------------------------
                                              TOTAL NET ASSETS -- 100.0%                 $2,134,071,744
=======================================================================================================

NR     Not rated by either S&P or Moody's.

PIK    Represents a pay in kind security.

*      Non-income producing security.

(144A) Security is exempt from registration under Rule 144A of the Securities Act of 1933. Such securities may be resold normally to qualified institutional buyers in a transaction exempt from registration. At October 31, 2008, the value of these securities amounted to $298,099,992 or 14.0% of total net assets.

** Senior floating rate loan interests in which the Fund invests generally pay interest at rates that are periodically redetermined by reference to a base lending rate plus a premium. These base lending rates are generally (i) the lending rate offered by one or more major European banks, such as LIBOR (London InterBank Offered Rate), (ii) the prime rate offered by one or more major United States banks, (iii) the certificate of deposit or (iv) other base lending rates used by commercial lenders. The rate shown is the coupon rate at period end.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    35

(a) At October 31, 2008, the net unrealized loss on investments based on cost for federal income tax purposes of $3,244,261,250 was as follows:

          Aggregate gross unrealized gain for all investments in
            which there is an excess of value over tax cost                $    31,734,394
          Aggregate gross unrealized loss for all investments in
            which there is an excess of tax cost over value                 (1,038,626,085)
                                                                           ---------------
          Net unrealized loss                                              $(1,006,891,691)
                                                                           ===============

(b)    At October 31, 2008, the following securities were out on loan:

------------------------------------------------------------------------------------------
       Principal
       Amount ($)       Description                                             Value
------------------------------------------------------------------------------------------
        8,244,000       Allison Transmission, Inc., 11.0%, 11/1/15 (144A)       $5,152,500
        6,993,000       Allison Transmission, Inc., 11.25%, 11/1/15 (144A)       3,706,290
        3,658,000       Aventine Renewable Energy, Inc., 10.0%, 4/1/17             914,500
        1,500,000       Biomarin Pharmaceuticals, 1.875%, 4/23/17                1,490,625
        1,800,000       Bowater, Inc., 6.5%, 6/15/13                               508,500
        5,000,000       Community Health Systems, Inc., 8.875%, 7/15/15          4,187,500
          250,000       Cooper Standard Auto, 7.0%, 12/15/12                       157,500
        6,320,000       Expedia, Inc., 8.5%, 7/1/16 (144A)                       4,676,800
          661,000       General Cable Corp., 7.125%, 4/1/17                        423,040
       27,090,000       Georgia Gulf Corp., 10.75%, 10/15/16                     7,043,400
       23,894,000       Georgia Gulf Corp., 9.5%, 10/15/14                      10,035,480
        6,900,000       Graham Packaging Co., 9.875%, 10/15/14                   4,347,000
        5,934,000       Graphic Packaging Co., 9.5%, 8/15/13                     4,064,790
        2,500,000       Ineos Group Holdings Plc, 8.5%, 2/15/16 (144A)             925,000
       12,000,000       Mannkind Corp., 3.75%, 12/15/13                          6,420,000
        3,500,000       Massey Energy Co., 6.875%, 12/15/13                      2,835,000
        9,094,000       MBIA, Inc., Floating Rate Note, 1/15/33 (144A)           4,910,760
        1,550,000       Paetec Holdings, 9.5%, 7/15/15                             879,625
          270,000       Sally Holdings LLC, 10.5%, 11/15/16                        197,100
        4,255,000       Tenneco Automotive, Inc., 8.625%, 11/15/14               2,010,488
        1,030,000       Tesoro Corp., 6.5%, 6/1/17 (144A)                          690,100
        5,957,000       TXU Energy Co., 10.25%, 11/1/15                          4,542,213
        2,458,000       Univision Communications, 9.75%, 3/15/15 (144A) PIK        503,890
        4,488,000       Verasun Energy Corp., 9.375%, 6/1/17 (e)                   381,480
        1,376,000       Verasun Energy Corp., 9.875%, 12/15/12 (e)                 564,160
           23,000       Wesco Distribution, Inc., 1.75%, 11/15/26                   13,656
        6,260,000       Yankee Acquisition Corp., 8.5%, 2/15/15                  3,536,900
       18,039,000       Yankee Acquisition Corp., 9.75%, 2/15/17                 8,951,854
------------------------------------------------------------------------------------------
       Shares
------------------------------------------------------------------------------------------
           21,200       Cinemark Holdings, Inc.                                    175,748
           64,400       CommScope, Inc. *                                          947,324
          103,500       ESCO Electronics Corp. *                                 3,570,750
          343,600       General Cable Corp. *                                    5,868,688

The accompanying notes are an integral part of these financial statements.

36    Pioneer High Yield Fund | Annual Report | 10/31/08

------------------------------------------------------------------------------------------
       Shares         Description                                             Value
------------------------------------------------------------------------------------------
          21,000     General Communication, Inc. *                            $    161,280
          22,000     International Game Technology                                 308,000
         133,700     Inverness Medical Innovations, Inc. *                       2,560,355
         133,850     Itron, Inc. *                                               6,489,048
         116,000     McMoRan Exploration Co. *                                   1,646,040
       1,016,700     NRG Energy, Inc. *                                         23,638,275
         517,200     Polyment Mining Corp. *                                       636,156
          13,600     Sandridge Energy, Inc. *                                      145,520
         448,300     Scientific Games Corp. *                                    8,069,400
         181,500     Texas Industries, Inc.                                      5,740,845
         105,800     Thoratec Corp. *                                            2,604,796
         270,700     Titanium Metals Corp.                                       2,520,217
          44,800     Waters Corp. *                                              1,962,240
------------------------------------------------------------------------------------------
                     Total                                                    $151,114,833
==========================================================================================

(c) Debt obligation with a variable interest rate. Rate shown is rate at end of period.

(d)    Security lending collateral is managed by Credit Suisse.

(e)    Security is in default.

Purchases and sales of securities (excluding temporary cash investments) for the year ended October 31, 2008 aggregated $933,303,478 and $1,531,067,828, respectively.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    37

Statement of Assets and Liabilities | 10/31/08

ASSETS:
  Investment in securities (including securities loaned of
   $151,114,833) (cost $3,236,507,497)                         $2,237,369,559
  Cash                                                              4,398,546
  Receivables --
   Investment securities sold                                       6,188,902
   Fund shares sold                                                 2,512,609
   Dividends and interest                                          55,990,235
   Due from Pioneer Investment Management, Inc.                           287
  Other                                                                64,179
-----------------------------------------------------------------------------
     Total assets                                              $2,306,524,317
-----------------------------------------------------------------------------
LIABILITIES:
  Payables --
   Investment securities purchased                             $    3,184,452
   Fund shares repurchased                                          5,219,234
   Dividends                                                        4,471,041
   Upon return of securities loaned                               158,660,133
  Due to affiliates                                                   646,149
  Accrued expenses                                                    271,564
-----------------------------------------------------------------------------
     Total liabilities                                         $  172,452,573
-----------------------------------------------------------------------------
NET ASSETS:
  Paid-in capital                                              $3,099,389,348
  Undistributed net investment income                              12,451,712
  Accumulated net realized gain                                    21,368,622
  Net unrealized loss on investments                             (999,137,938)
-----------------------------------------------------------------------------
     Total net assets                                          $2,134,071,744
=============================================================================
NET ASSET VALUE PER SHARE:
(No par value, unlimited number of shares authorized)
  Class A (based on $935,579,562/133,801,296 shares)           $         6.99
  Class B (based on $382,123,979/54,388,442 shares)            $         7.03
  Class C (based on $483,991,991/68,168,029 shares)            $         7.10
  Class R (based on $78,536,719/10,081,546 shares)             $         7.79
  Class Y (based on $253,592,989/36,282,025 shares)            $         6.99
  Class Z (based on $246,504/35,181 shares)                    $         7.01
MAXIMUM OFFERING PRICE:
  Class A ($6.99 [divided by] 95.5%)                           $         7.32
=============================================================================

The accompanying notes are an integral part of these financial statements.

38    Pioneer High Yield Fund | Annual Report | 10/31/08

Statement of Operations

For the Year Ended 10/31/08

INVESTMENT INCOME:
  Dividends (net of foreign taxes withheld of $15,937)      $15,408,896
  Interest                                                  208,311,836
  Income from securities loaned, net                          1,483,717
--------------------------------------------------------------------------------------------
     Total investment income                                                 $   225,204,449
--------------------------------------------------------------------------------------------
EXPENSES:
  Management fees                                           $20,551,332
  Transfer agent fees and expenses
   Class A                                                    3,758,496
   Class B                                                    1,342,664
   Class C                                                    1,476,559
   Class R                                                      277,427
   Class Y                                                      186,306
   Class Z                                                          402
  Distribution fees
   Class A                                                    3,619,031
   Class B                                                    6,399,116
   Class C                                                    7,759,497
   Class R                                                      505,240
  Administrative fees                                           742,521
  Custodian fees                                                125,768
  Registration fees                                             151,558
  Professional fees                                             211,945
  Interest expense                                               39,177
  Printing expense                                              186,817
  Fees and expenses of nonaffiliated trustees                   112,841
  Miscellaneous                                                 836,563
--------------------------------------------------------------------------------------------
     Total expenses                                                          $    48,283,260
     Less fees waived and expenses reimbursed by Pioneer
       Investment Management, Inc.                                                      (287)
     Less fees paid indirectly                                                      (105,238)
--------------------------------------------------------------------------------------------
     Net expenses                                                            $    48,177,735
--------------------------------------------------------------------------------------------
       Net investment income                                                 $   177,026,714
--------------------------------------------------------------------------------------------
REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS:
  Net realized gain on investments:                                          $    26,619,603
--------------------------------------------------------------------------------------------
  Change in net unrealized loss on investments:                              $(1,308,080,043)
--------------------------------------------------------------------------------------------
  Net loss on investments                                                    $(1,281,460,440)
--------------------------------------------------------------------------------------------
  Net decrease in net assets resulting from operations                       $(1,104,433,726)
============================================================================================

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    39

Statements of Changes in Net Assets

For the Years Ended 10/31/08 and 10/31/07, respectively

--------------------------------------------------------------------------------------------------------
                                                                    Year Ended          Year Ended
                                                                   10/31/08            10/31/07
--------------------------------------------------------------------------------------------------------
FROM OPERATIONS:
Net investment income                                               $    177,026,714    $    185,211,733
Net realized gain on investments                                          26,619,603         199,082,869
Change in net unrealized gain (loss) on investments                   (1,308,080,043)        159,452,417
--------------------------------------------------------------------------------------------------------
   Net increase (decrease) in net assets resulting from
     operations                                                     $ (1,104,433,726)   $    543,747,019
--------------------------------------------------------------------------------------------------------
DISTRIBUTIONS TO SHAREOWNERS:
Net investment income:
   Class A ($0.53 and $0.51 per share, respectively)                $    (78,085,614)   $    (90,874,726)
   Class B ($0.46 and $0.43 per share, respectively)                     (29,260,441)        (36,282,357)
   Class C ($0.46 and $0.44 per share, respectively)                     (35,622,523)        (42,488,111)
   Investor Class ($0.00 and $0.06 per share, respectively)                       --            (105,273)
   Class R ($0.56 and $0.54 per share, respectively)                      (5,180,076)         (3,423,052)
   Class Y ($0.57 and $0.56 per share, respectively)                     (18,643,381)        (15,511,061)
   Class Z ($0.58 and $0.17 per share, respectively)                         (10,042)             (1,559)
Net realized gain:
   Class A ($0.57 and $0.49 per share, respectively)                     (86,406,861)        (94,640,901)
   Class B ($0.57 and $0.49 per share, respectively)                     (39,365,331)        (45,717,584)
   Class C ($0.57 and $0.49 per share, respectively)                     (45,539,166)        (52,851,180)
   Investor Class ($0.00 and $0.49 per share, respectively)                       --            (798,668)
   Class R ($0.57 and $0.49 per share, respectively)                      (4,570,818)         (2,236,447)
   Class Y ($0.57 and $0.49 per share, respectively)                     (15,980,338)        (12,096,521)
   Class Z ($0.57 and $0.00 per share, respectively)                          (5,018)                 --
--------------------------------------------------------------------------------------------------------
     Total distributions to shareowners                             $   (358,669,609)   $   (397,027,440)
--------------------------------------------------------------------------------------------------------
FROM FUND SHARE TRANSACTIONS:
Net proceeds from sale of shares                                    $    719,100,664    $    807,209,371
Reinvestment of distributions                                            259,382,055         278,637,887
Cost of shares repurchased                                            (1,365,060,792)     (2,090,807,510)
--------------------------------------------------------------------------------------------------------
   Net decrease in net assets resulting from
     Fund share transactions                                        $   (386,578,073)   $ (1,004,960,252)
--------------------------------------------------------------------------------------------------------
   Net decrease in net assets                                       $ (1,849,681,408)   $   (858,240,673)
NET ASSETS:
Beginning of year                                                   $  3,983,753,152    $  4,841,993,825
--------------------------------------------------------------------------------------------------------
End of year                                                         $  2,134,071,744    $  3,983,753,152
--------------------------------------------------------------------------------------------------------
Undistributed (distributions in excess of) net investment income    $     12,451,712    $     (4,457,680)
--------------------------------------------------------------------------------------------------------

The accompanying notes are an integral part of these financial statements.

40    Pioneer High Yield Fund | Annual Report | 10/31/08

-----------------------------------------------------------------------------------------------------
                                   '08 Shares       '08 Amount        '07 Shares       '07 Amount
-----------------------------------------------------------------------------------------------------
Class A
Shares sold                         34,257,364    $  340,981,625       37,938,374    $    424,629,346
Reinvestment of distributions       13,529,554       135,533,055       13,494,118         148,527,341
Conversion from Investor Class
  Shares                                    --                --        1,667,285          18,173,410
Less shares repurchased            (69,464,859)     (682,283,356)     (94,682,393)     (1,060,001,219)
-----------------------------------------------------------------------------------------------------
   Net decrease                    (21,677,941)   $ (205,768,676)     (41,582,616)   $   (468,671,122)
=====================================================================================================
Class B
Shares sold                          2,619,642    $   26,517,990        3,846,106    $     43,229,627
Reinvestment of distributions        4,033,046        40,855,473        4,213,742          46,486,933
Less shares repurchased            (22,655,569)     (222,726,791)     (32,857,081)       (370,106,111)
-----------------------------------------------------------------------------------------------------
   Net decrease                    (16,002,881)   $ (155,353,328)     (24,797,233)   $   (280,389,551)
=====================================================================================================
Class C
Shares sold                         10,467,096    $  106,428,330        9,123,161    $    103,603,772
Reinvestment of distributions        5,023,098        51,302,786        5,256,952          58,593,794
Less shares repurchased            (29,895,379)     (298,256,186)     (42,400,042)       (482,251,780)
-----------------------------------------------------------------------------------------------------
   Net decrease                    (14,405,185)   $ (140,525,070)     (28,019,929)   $   (320,054,214)
=====================================================================================================
Investor Class
Shares sold                                 --    $           --               --    $             --
Reinvestment of distributions               --                --           67,369             731,731
Conversion to Class A Shares                --                --       (1,667,712)        (18,173,410)
Less shares repurchased                     --                --          (67,108)           (740,356)
-----------------------------------------------------------------------------------------------------
   Net decrease                             --    $           --       (1,667,451)   $    (18,182,035)
=====================================================================================================
Class R
Shares sold                          3,896,631    $   43,173,437        4,273,504    $     52,938,000
Reinvestment of distributions          817,768         9,019,180          423,521           5,193,557
Less shares repurchased             (2,351,793)      (25,315,861)      (1,391,926)        (17,310,268)
-----------------------------------------------------------------------------------------------------
   Net increase                      2,362,606    $   26,876,756        3,305,099    $     40,821,289
=====================================================================================================
Class Y
Shares sold                         20,231,960    $  201,741,251       16,360,971    $    182,708,627
Reinvestment of distributions        2,284,153        22,667,017        1,736,994          19,104,531
Less shares repurchased            (13,899,149)     (136,465,359)     (14,292,831)       (160,397,776)
-----------------------------------------------------------------------------------------------------
   Net increase                      8,616,964    $   87,942,909        3,805,134    $     41,415,382
=====================================================================================================
Class Z*
Shares sold                             27,737    $      258,031            8,757    $        100,000
Reinvestment of distributions              515             4,544               --                  --
Less shares repurchased                 (1,828)          (13,239)              --                  --
-----------------------------------------------------------------------------------------------------
   Net increase                         26,424    $      249,336            8,757    $        100,000
=====================================================================================================

*  Class Z shares were first publicly offered on July 6, 2007.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    41

Financial Highlights

-----------------------------------------------------------------------------------------------------------------------------------
                                                            Year          Year           Year           Year           Year
                                                            Ended         Ended          Ended          Ended          Ended
                                                            10/31/08      10/31/07       10/31/06       10/31/05       10/31/04
-----------------------------------------------------------------------------------------------------------------------------------
Class A
Net asset value, beginning of period                        $  11.51      $    11.13     $    11.18     $    11.73     $    11.59
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                      $   0.56      $     0.50     $     0.55     $     0.59     $     0.66
 Net realized and unrealized gain (loss) on investments        (3.98)           0.88           0.49          (0.20)          0.24
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations        $  (3.42)     $     1.38     $     1.04     $     0.39     $     0.90
Distributions to shareowners:
 Net investment income                                         (0.53)          (0.51)         (0.57)         (0.54)         (0.69)
 Net realized gain                                             (0.57)          (0.49)         (0.52)         (0.40)         (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                  $  (4.52)     $     0.38     $    (0.05)    $    (0.55)    $     0.14
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                              $   6.99      $    11.51     $    11.13     $    11.18     $    11.73
===================================================================================================================================
Total return*                                                 (32.28)%         13.10%          9.98%          3.49%          7.98%
Ratio of net expenses to average net assets+                    1.20%           1.10%          1.11%          1.06%          1.02%
Ratio of net investment income to average net assets+           5.63%           4.50%          5.02%          5.30%          5.63%
Portfolio turnover rate                                           29%             27%            19%            24%            44%
Net assets, end of period (in thousands)                    $935,580      $1,789,612     $2,192,694     $2,585,620     $3,512,328
Ratios with no waiver of fees by PIM and no reduction
 for fees paid indirectly:
 Net expenses                                                   1.20%           1.10%          1.11%          1.06%          1.02%
 Net investment income                                          5.63%           4.50%          5.02%          5.30%          5.63%
Ratios with waiver of fees by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                   1.20%           1.10%          1.10%          1.06%          1.02%
 Net investment income                                          5.63%           4.50%          5.03%          5.30%          5.63%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

42  Pioneer High Yield Fund | Annual Report | 10/31/08

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year         Year           Year           Year
                                                              Ended         Ended        Ended          Ended          Ended
                                                              10/31/08      10/31/07     10/31/06       10/31/05       10/31/04
-----------------------------------------------------------------------------------------------------------------------------------
Class B
Net asset value, beginning of period                          $  11.56      $  11.18     $    11.22     $    11.78     $    11.63
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                        $   0.49      $   0.42     $     0.47     $     0.51     $     0.57
 Net realized and unrealized gain (loss) on investments          (3.99)         0.88           0.50          (0.21)          0.25
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations          $  (3.50)     $   1.30     $     0.97     $     0.30     $     0.82
Distributions to shareowners:
 Net investment income                                           (0.46)        (0.43)         (0.49)         (0.46)         (0.60)
 Net realized gain                                               (0.57)        (0.49)         (0.52)         (0.40)         (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (4.53)     $   0.38     $    (0.04)    $    (0.56)    $     0.15
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   7.03      $  11.56     $    11.18     $    11.22     $    11.78
===================================================================================================================================
Total return*                                                   (32.72)%       12.23%          9.25%          2.61%          7.22%
Ratio of net expenses to average net assets+                      1.91%         1.86%          1.84%          1.83%          1.79%
Ratio of net investment income to average net assets+             4.90%         3.75%          4.30%          4.54%          4.87%
Portfolio turnover                                                  29%           27%            19%            24%            44%
Net assets, end of period (in thousands)                      $382,124      $813,963     $1,063,908     $1,323,749     $1,778,848
Ratios with no waiver of fees by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                     1.91%         1.86%          1.84%          1.83%          1.79%
 Net investment income                                            4.90%         3.75%          4.30%          4.54%          4.87%
Ratios with waiver of fees by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                     1.90%         1.85%          1.83%          1.83%          1.79%
 Net investment income                                            4.91%         3.76%          4.31%          4.54%          4.87%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Yield Fund | Annual Report | 10/31/08  43

-----------------------------------------------------------------------------------------------------------------------------------
                                                              Year          Year         Year           Year           Year
                                                              Ended         Ended        Ended          Ended          Ended
                                                              10/31/08      10/31/07     10/31/06       10/31/05       10/31/04
-----------------------------------------------------------------------------------------------------------------------------------
Class C
Net asset value, beginning of period                          $  11.68      $  11.28     $    11.32     $    11.88     $    11.73
-----------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                        $   0.50      $   0.43     $     0.48     $     0.51     $     0.58
 Net realized and unrealized gain (loss) on investments          (4.05)         0.90           0.50          (0.20)          0.25
-----------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations          $  (3.55)     $   1.33     $     0.98     $     0.31     $     0.83
Distributions to shareowners:
 Net investment income                                           (0.46)        (0.44)         (0.50)         (0.47)         (0.61)
 Net realized gain                                               (0.57)        (0.49)         (0.52)         (0.40)         (0.07)
-----------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                    $  (4.58)     $   0.40     $    (0.04)    $    (0.56)    $     0.15
-----------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                $   7.10      $  11.68     $    11.28     $    11.32     $    11.88
===================================================================================================================================
Total return*                                                   (32.78)%       12.35%          9.22%          2.65%          7.20%
Ratio of net expenses to average net assets+                      1.89%         1.85%          1.82%          1.81%          1.77%
Ratio of net investment income to average net assets+             4.94%         3.76%          4.33%          4.56%          4.89%
Portfolio turnover rate                                             29%           27%            19%            24%            44%
Net assets, end of period (in thousands)                      $483,992      $964,063     $1,247,550     $1,620,355     $2,430,736
Ratios with no waiver of fees by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                     1.89%         1.85%          1.82%          1.81%          1.77%
 Net investment income                                            4.94%         3.76%          4.33%          4.56%          4.89%
Ratios with waiver of fees by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                     1.89%         1.85%          1.81%          1.81%          1.77%
 Net investment income                                            4.94%         3.76%          4.34%          4.56%          4.89%
===================================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

44  Pioneer High Yield Fund | Annual Report | 10/31/08

--------------------------------------------------------------------------------------------------------------------------
                                                                Year         Year         Year         Year        Year
                                                                Ended        Ended        Ended        Ended       Ended
                                                                10/31/08     10/31/07     10/31/06     10/31/05    10/31/0
--------------------------------------------------------------------------------------------------------------------------
Class R
Net asset value, beginning of period                            $ 12.74      $ 12.28      $ 12.29      $ 12.88     $12.66
--------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $  0.60      $  0.53      $  0.56      $  0.66     $ 0.71
 Net realized and unrealized gain (loss) on investments           (4.42)        0.96         0.56        (0.28)      0.29
--------------------------------------------------------------------------------------------------------------------------
  Net increase from investment operations                       $ (3.82)     $  1.49      $  1.12      $  0.38     $ 1.00
Distributions to shareowners:
 Net investment income                                            (0.56)       (0.54)       (0.61)       (0.57)     (0.71)
 Net realized gain                                                (0.57)       (0.49)       (0.52)       (0.40)     (0.07)
--------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $ (4.95)     $  0.46      $ (0.01)     $ (0.59)    $ 0.22
--------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $  7.79      $ 12.74      $ 12.28      $ 12.29     $12.88
==========================================================================================================================
Total return*                                                    (32.36)%      12.76%        9.67%        3.04%      8.06%
Ratio of net expenses to average net assets+                       1.47%        1.34%        1.45%        1.29%      1.25%
Ratio of net investment income to average net assets+              5.44%        4.24%        4.60%        5.12%      5.23%
Portfolio turnover rate                                              29%          27%          19%          24%        44%
Net assets, end of period (in thousands)                        $78,537      $98,353      $54,188      $29,410     $6,976
Ratios with no waiver of fees by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                      1.47%        1.34%        1.45%        1.29%      1.25%
 Net investment income                                             5.44%        4.24%        4.60%        5.12%      5.23%
Ratios with waiver of fees by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                      1.47%        1.34%        1.45%        1.29%      1.25%
 Net investment income                                             5.44%        4.24%        4.60%        5.12%      5.23%
==========================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                          Pioneer High Yield Fund | Annual Report | 10/31/08  45

-------------------------------------------------------------------------------------------------------------------------------
                                                                Year          Year         Year         Year          Year
                                                                Ended         Ended        Ended        Ended         Ended
                                                                10/31/08      10/31/07     10/31/06     10/31/05      10/31/04
-------------------------------------------------------------------------------------------------------------------------------
Class Y
Net asset value, beginning of period                            $  11.48      $  11.11     $  11.16     $  11.70     $  11.56
-------------------------------------------------------------------------------------------------------------------------------
Increase (decrease) from investment operations:
 Net investment income                                          $   0.60      $   0.55     $   0.59     $   0.65     $   0.70
 Net realized and unrealized gain (loss) on investments            (3.95)         0.87         0.49        (0.21)        0.24
-------------------------------------------------------------------------------------------------------------------------------
  Net increase (decrease) from investment operations            $  (3.35)     $   1.42     $   1.08      $  0.44     $   0.94
Distributions to shareowners:
 Net investment income                                             (0.57)        (0.56)       (0.61)       (0.58)       (0.73)
 Net realized gain                                                 (0.57)        (0.49)       (0.52)       (0.40)       (0.07)
-------------------------------------------------------------------------------------------------------------------------------
Net increase (decrease) in net asset value                      $  (4.49)      $  0.37     $  (0.05)    $  (0.54)    $   0.14
-------------------------------------------------------------------------------------------------------------------------------
Net asset value, end of period                                  $   6.99       $ 11.48     $  11.11     $  11.16      $ 11.70
===============================================================================================================================
Total return*                                                     (31.79)%       13.48%       10.43%        3.92%        8.37%
Ratio of net expenses to average net assets+                        0.76%         0.71%        0.68%        0.70%        0.67%
Ratio of net investment income to average net assets+               6.15%         4.88%        5.39%        5.67%        5.99%
Portfolio turnover rate                                               29%           27%          19%          24%          44%
Net assets, end of period (in thousands)                        $253,593      $317,661     $265,107     $180,314     $152,322
Ratios with no waiver of fees by PIM and no reduction for
 fees paid indirectly:
 Net expenses                                                       0.76%         0.71%        0.68%        0.70%        0.67%
 Net investment income                                              6.15%         4.88%        5.39%        5.67%        5.99%
Ratios with waiver of fees by PIM and reduction for fees
 paid indirectly:
 Net expenses                                                       0.76%         0.71%        0.68%        0.70%        0.67%
 Net investment income                                              6.15%         4.88%        5.39%        5.67%        5.99%
===============================================================================================================================

* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

46  Pioneer High Yield Fund | Annual Report | 10/31/08

-------------------------------------------------------------------------------------------------
                                                                     Year
                                                                     Ended           7/6/07 to
                                                                     10/31/08        10/31/07 (a)
-------------------------------------------------------------------------------------------------
 Class Z
 Net asset value, beginning of period                                $ 11.51         $ 11.42
-------------------------------------------------------------------------------------------------
 Increase from investment operations:
  Net investment income                                              $  0.60         $  0.17
  Net realized and unrealized gain (loss) on investments               (3.95)           0.09
-------------------------------------------------------------------------------------------------
    Net increase (decrease) from investment operations               $ (3.35)        $  0.26
 Distributions to shareowners:
  Net investment income                                                (0.58)          (0.17)
  Net realized gain                                                    (0.57)             --
-------------------------------------------------------------------------------------------------
 Net increase (decrease) in net asset value                          $ (4.50)        $  0.09
-------------------------------------------------------------------------------------------------
 Net asset value, end of period                                      $  7.01         $ 11.51
=================================================================================================
 Total return*                                                        (31.76)%          2.35%(b)
 Ratio of net expenses to average net assets+                           0.85%           0.67%**
 Ratio of net investment income to average net assets+                  6.34%           4.92%**
 Portfolio turnover rate                                                  29%             27%(b)
 Net assets, end of period (in thousands)                            $   247         $   101
 Ratios with no waiver of fees by PIM and no reduction for fees paid indirectly:
  Net expenses                                                          1.02%           0.67%**
  Net investment income                                                 6.17%           4.92%**
 Ratios with waiver of fees by PIM and reduction for fees paid indirectly:
  Net expenses                                                          0.85%           0.67%**
  Net investment income                                                 6.34%           4.92%**
=================================================================================================

(a)  Class Z shares were first publicly offered on July 6, 2007.
(b)  Not annualized.
* Assumes initial investment at net asset value at the beginning of each period, reinvestment of all distributions, the complete redemption of the investment at net asset value at the end of each period, and no sales charges. Total return would be reduced if sales charges were taken into account.
**   Annualized.
+    Ratios with no reduction for fees paid indirectly.

The accompanying notes are an integral part of these financial statements.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    47

Notes to Financial Statements | 10/31/08

1. Organization and Significant Accounting Policies

Pioneer High Yield Fund (the Fund), a Delaware statutory trust, is registered under the Investment Company Act of 1940 as a diversified, open-end management investment company. The investment objective of the Fund is to maximize total return through a combination of income and capital appreciation.

The Fund offers six classes of shares designated as Class A, Class B, Class C, Class R, Class Y and Class Z shares. Class R shares were first publicly offered April 1, 2003. Class Z shares were first publicly offered on July 6, 2007. As planned, on December 10, 2006, Investor Class Shares converted to Class A shares. Each class of shares represents an interest in the same portfolio of investments of the Fund and has equal rights to voting, redemptions, dividends and liquidation, except that each class of shares can bear different transfer agent and distribution fees and has exclusive voting rights with respect to the distribution plans that have been adopted by Class A, Class B, Class C and Class R shareowners, respectively. There is no distribution plan for Class Y and Class Z shares. Class B shares will convert to Class A shares eight years after the date of purchase.

The Fund's financial statements have been prepared in conformity with U.S. generally accepted accounting principles that require the management of the Fund to, among other things, make estimates and assumptions that affect the reported amounts of assets and liabilities, the disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income, expenses and gains and losses on investments during the reporting year. Actual results could differ from those estimates.

At times, the Fund's investments may represent industries or industry sectors that are interrelated or have common risks, making it susceptible to any economic, political, or regulatory developments or other risks affecting those industries or sectors. The Fund invests in below investment grade (high yield) debt securities and preferred stocks. Some of these high yield securities may be convertible into equity securities of the issuer. Debt securities rated below investment grade are commonly referred to as "junk bonds" and are considered speculative. These securities involve greater risk of loss, are subject to greater price volatility, and are less liquid, especially during periods of economic uncertainty or change, than higher rated debt securities. The Fund's prospectuses (unaudited) contain information regarding the Fund's principal risks. Please refer to those documents when considering the Fund's principal risks.

48    Pioneer High Yield Fund | Annual Report | 10/31/08

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements, which are consistent with those policies generally accepted in the investment company industry:

A. Security Valuation

   Security transactions are recorded as of trade date. The net asset value of the Fund is computed once daily, on each day the New York Stock Exchange
   (NYSE) is open, as of the close of regular trading on the NYSE. In computing the net asset value, securities are valued at the last sale price on the principal exchange where they are traded. Fixed income securities with remaining maturity of more than 60 days are valued at prices supplied by independent pricing services, which consider such factors as Treasury spreads, yields, maturities and ratings. Valuations may be supplemented by dealers and other sources, as required. Securities for which there are no other readily available valuation methods are valued at their fair values as determined by, or under the direction of the Board of Trustees and may include yield equivalents or a pricing matrix. The Fund may also use the fair value of a security, including a non-U.S. security, when the closing market price on the principal exchange where the security is traded no longer accurately reflects the value of the security. At October 31, 2008 there were no securities fair valued. Temporary cash investments are valued at cost which approximates market value.

   All discounts/premiums on debt securities are accreted/amortized for finan-cial reporting purposes over the life of the respective securities, and are included in interest income. Market discount and premium are accreted or amortized daily. Premiums and discounts related to certain mortgage-backed securities are amortized or accreted in proportion to the underlying monthly paydowns. Interest income is recorded on the accrual basis.

   Gains and losses on sales of investments are calculated on the identified cost method for both financial reporting and federal income tax purposes.

B. Federal Income Taxes

   It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income and net realized capital gains, if any, to its share-owners. Therefore, no federal income tax provision is required. Tax years prior to 2004 are closed (not subject to examination by tax authorities) due to the expiration of statute of limitations; all other tax years are open.

   The amounts and characterizations of distributions to shareowners for financial reporting purposes are determined in accordance with federal income tax rules. Therefore, the sources of the Fund's distributions may be shown in the accompanying financial statements as from or in excess of net investment income or as from net realized gain on investment transactions,

                        Pioneer High Yield Fund | Annual Report | 10/31/08    49
   or as from paid-in capital, depending on the type of book/tax differences that may exist.

   At October 31, 2008, the Fund had a net capital loss carryforward of $4,028,021 of which $3,143,604 will expire in 2010 and $884,417 will expire in 2011, if not utilized.

   At October 31, 2008, the Fund has reclassified $6,684,755 to increase undistributed net investment income and $6,684,755 to decrease accumulated net realized gain on investments to reflect permanent book/tax differences. The reclassification has no impact on the net assets of the Fund and is designed to present the Fund's capital accounts on a tax basis.

   The tax character of distributions paid during the years ended October 31, 2008 and October 31, 2007 was as follows:

                                           2008             2007
   Distributions paid from:
   Ordinary income                 $166,802,077     $199,633,465
   Long-term capital gain           191,867,532      197,393,975
   --------------------------------------------------------------
      Total                        $358,669,609     $397,027,440
   ==============================================================

  The following shows the components of distributable earnings on a federal income tax basis at October 31, 2008:

                                                            2008
   Distributable earnings:
   Undistributed ordinary income                 $    22,598,247
   Undistributed long-term gain                       27,474,902
   Capital loss carryforward                          (4,028,021)
   Dividend payable                                   (4,471,041)
   Unrealized depreciation                        (1,006,891,691)
   --------------------------------------------------------------
      Total                                      $  (965,317,604)
   ==============================================================

   The difference between book-basis and tax-basis unrealized depreciation is attributable to the tax deferral of losses on wash sales, interest accruals on preferred stocks, REIT holdings, adjustments relating to catastrophe bonds and interest on defaulted bonds.

C. Fund Shares

   The Fund records sales and repurchases of its shares as of trade date. Pioneer Funds Distributor, Inc. (PFD), the principal underwriter for the Fund and a wholly owned indirect subsidiary of UniCredit S.p.A. (Uni-Credit), earned $98,155 in underwriting commissions on the sale of Class A shares during the year ended October 31, 2008.

50    Pioneer High Yield Fund | Annual Report | 10/31/08

D. Class Allocations

   Income, common expenses and realized and unrealized gains and losses are calculated at the Fund level and allocated daily to all classes of shares based on their respective percentage of adjusted net assets at the beginning of the day.

   Distribution fees are calculated based on the average daily net asset value attributable to Class A, Class B, Class C, and Class R shares of the Fund, respectively (See Note 4). Class Y and Class Z shares are not subject to a distribution plan. Shareowners of each class participate in all expenses and fees paid to the transfer agent, Pioneer Investment Management Shareholder Services, Inc. (PIMSS), for its services, which are allocated based on the number of accounts in each class and the ratable allocation of related out-of-pocket expenses (See Note 3).

   The Fund declares as daily dividends substantially all of its net investment income. All dividends are paid on a monthly basis. Short-term capital gain distributions, if any, may be declared with the daily dividends. Distributions to shareowners are recorded as of the ex-dividend date. Distributions paid by the Fund with respect to each class of shares are calculated in the same manner, at the same time, and in the same amount, except that each class of shares can bear different transfer agent and distribution expense rates.

E. Repurchase Agreements

   With respect to repurchase agreements entered into by the Fund, the value of the underlying securities (collateral), including accrued interest received from counterparties, is required to be at least equal to or in excess of the value of the repurchase agreement at the time of purchase. The collateral for all repurchase agreements is held in safekeeping in the customer-only account of the Fund's custodian or subcustodians. The Fund's investment adviser, Pioneer Investment Management, Inc. (PIM), is responsible for determining that the value of the collateral remains at least equal to the repurchase price.

F. Securities Lending

   The Fund lends securities in its portfolio to certain broker-dealers or other institutional investors. When entering into a loan, the Fund receives collateral and earns income in the form of negotiated lenders' fees. The Fund also continues to receive interest or payments in lieu of dividends on the securities loaned. Gain or loss on the fair value of the loaned securities that may occur during the term of the loan will be for the account of the Fund. The loans are secured by collateral which is required to be at least 102%, at all times, of the fair value of the securities loaned. The amount of collateral is required to be adjusted daily to reflect any price fluctuation in the value of the loaned securities. The Fund has the right under the lending agreement

Pioneer High Yield Fund | Annual Report | 10/31/08     51
   to recover the securities from the borrower on demand. The Fund invests cash collateral in cash equivalent investments. Security lending collateral is managed by Credit Suisse.

2. Management Agreement

PIM, a wholly owned indirect subsidiary of UniCredit, manages the Fund's portfolio. Management fees are calculated daily at the annual rate of 0.70% of the Fund's average daily net assets up to $500 million, 0.65% of the next $500 million, 0.60% of the next $4 billion, 0.55% of the next $1 billion, 0.50% of the next $1 billion, 0.45% of the next $1 billion, 0.40% of the next $1 billion, 0.35% of the next $1 billion, and 0.30% on assets over $10 billion. For the year ended October 31, 2008, the management fee was equivalent to a rate of 0.62% of average daily net assets.

PIM has contractually agreed to limit ordinary operating expenses to the extent required to reduce Fund expenses to 0.85% of the average daily net assets attributable to Class Z shares. This expense limitation is in effect through March 1, 2011 for Class Z shares.

In addition, under the management and administration agreements, certain other services and costs, including accounting, regulatory reporting and insurance premiums, are paid by the Fund. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $38,845 in management fees, administrative costs and certain other services payable to PIM at October 31, 2008.

3. Transfer Agent

PIMSS, a wholly owned indirect subsidiary of UniCredit, provides substantially all transfer agent and shareowner services to the Fund at negotiated rates. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $532,732 in transfer agent fees payable to PIMSS at October 31, 2008.

4. Distribution and Service Plans

The Fund adopted a Plan of Distribution with respect to Class A, Class B, Class C and Class R shares (Class A Plan, Class B Plan, Class C Plan, Class R Plan) in accordance with Rule 12b-1 of the Investment Company Act of 1940. Effective February 1, 2008, under the Class A Plan, the Fund pays PFD 0.25% of the Fund's average daily net assets attributable to Class A shares as compensation for personal services and/or account maintenance services or distribution services with regard to Class A shares. Prior to February 1, 2008, PFD was reimbursed under the Plan of Distribution for distribution expenses in an amount of up to 0.25% of the average daily net assets attributes to Class A shares. Pursuant to the Class B and Class C Plan, the Fund pays PFD 1.00% of the average daily net assets attributable to each class of shares. The fee consists of a 0.25% service fee and a 0.75% distribution fee paid as compensation for

52    Pioneer High Yield Fund | Annual Report | 10/31/08
personal services and/or account maintenance services or distribution services with regard to Class B and Class C shares. Pursuant to the Class R Plan, the Fund pays PFD 0.50% of the average daily net assets attributable to Class R shares as compensation for distribution services. Included in "Due to affiliates" reflected on the Statement of Assets and Liabilities is $74,572 in distribution fees payable to PFD at October 31, 2008.

The Fund also has adopted a separate service plan for Class R shares (Service
Plan). The Service Plan authorizes the Fund to pay as compensation to securities dealers, plan administrators or other service organizations that agree to provide certain services to retirement plans or plan participants holding shares of the Fund a service fee of up to 0.25% of the Fund's average daily net assets attributable to Class R shares held by such plans.

In addition, redemptions of Class A, Class B and Class C shares may be subject to a contingent deferred sales charge (CDSC). A CDSC of 1.00% may be imposed on redemptions of certain net asset value purchases of Class A shares within 18 months of purchase. Class B shares that are redeemed within five years of purchase are subject to a CDSC at declining rates beginning at 4.00%, based on the lower cost or market value of shares being redeemed. Redemptions of Class C shares within one year of purchase are subject to a CDSC of 1.00%, based on the lower of cost or market value of shares being redeemed. Proceeds from the CDSCs are paid to PFD. For the year ended October 31, 2008, $1,288,200 in CDSCs were paid to PFD.

5. Expense Offset Arrangements

The Fund has entered into certain expense offset arrangements with PIMSS resulting in a reduction in the Fund's total expenses, due to interest earned on cash held by PIMSS. For the year ended October 31, 2008, the Fund's expenses were reduced by $105,238 under such arrangements.

6. Line of Credit Facility

The Fund has a $200 million committed, unsecured revolving line of credit facility. The Fund may borrow up to the lesser of $200 million or the limit set by its prospectuses for borrowings. Interest on borrowings is payable at the Federal Funds Rate plus 0.50% on an annualized basis. The Fund pays a quarterly commitment fee for this facility.

For the year ended October 31, 2008, the average daily amount of borrowings outstanding during the period was $1,148,634. The related weighted average annualized interest rate for the period was 3.35%, and the total interest expense on such borrowings was $39,177. As of October 31, 2008, there were no borrowings outstanding.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    53

7. New Pronouncements

In September 2006, Statement of Financial Accounting Standards No. 157, Fair Value Measurements (SFAS 157), was issued and is effective for fiscal years beginning after November 15, 2007. SFAS 157 defines fair value, establishes a framework for measuring fair value and expands disclosures about fair value measurements. Management is currently evaluating the impact the adoption of SFAS 157 will have on the Fund's financial statement disclosures.

In March 2008, Statement of Financial Accounting Standards No. 161, Disclosures about Derivative Instruments and Hedging Activities (SFAS 161), was issued and is effective for fiscal years beginning after November 15, 2008. SFAS 161 requires enhanced disclosures about an entity's derivative and hedging activities. Management is currently evaluating the impact the adoption of SFAS 161 will have on the Fund's financial statement disclosures.

54    Pioneer High Yield Fund | Annual Report | 10/31/08

Report of Independent Registered Public Accounting Firm

To the Board of Trustees and the Shareowners of
Pioneer High Yield Fund
--------------------------------------------------------------------------------
We have audited the accompanying statement of assets and liabilities of Pioneer High Yield Fund (the "Fund"), including the schedule of investments, as of October 31, 2008, and the related statement of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. We were not engaged to perform an audit of the Fund's internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund's internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements and financial highlights, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of October 31, 2008, by correspondence with the custodian, brokers and agent banks or by other appropriate auditing procedures where replies from brokers were not received. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Pioneer High Yield Fund at October 31, 2008, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended, and the financial highlights for each of the periods indicated therein, in conformity with U.S. generally accepted accounting principles.

                                                        [Ernst & Young LLP LOGO]

Boston, Massachusetts
December 19, 2008

                        Pioneer High Yield Fund | Annual Report | 10/31/08    55

ADDITIONAL INFORMATION (unaudited)

The percentages of the Fund's ordinary income distributions that are exempt from nonresident alien (NRA) tax withholding resulting from qualified interest income and qualified short term gains were 79.50% and 4.24%, respectively.

Results of Shareholder Meeting (unaudited)

At a special meeting held on May 13, 2008, and adjourned to June 19, 2008 with respect to certain proposals and to July 17, 2008 with respect to certain other proposals, shareholders of the Fund were asked to consider the proposals described below. A report of the total votes cast by the Fund's shareholders follows:

                                                                                          Broker
                              For                  Withhold            Abstain            Non-Votes
 Proposal 1 -- To elect Trustees
  John F. Cogan, Jr.          202,754,584.585       4,335,589.443        343,613.194               0.000
  Daniel K. Kingsbury         202,768,011.579       4,322,162.449        343,613.194               0.000
  David R. Bock               202,780,173.023       4,310,001.005        343,613.194               0.000
  Mary K. Bush                202,552,770.845       4,537,403.183        343,613.194               0.000
  Benjamin M. Friedman        202,664,326.857       4,425,847.171        343,613.194               0.000
  Margaret B.W. Graham        202,702,331.834       4,387,842.194        343,613.194               0.000
  Thomas J. Perna             202,783,082.242       4,307,091.786        343,613.194               0.000
  Marguerite A. Piret         202,680,275.055       4,409,898.973        343,613.194               0.000
  Stephen K. West             202,743,280.246       4,346,893.782        343,613.194
  John Winthrop               202,729,326.376       4,360,847.652        343,613.194               0.000

                                                                                          Broker
                              For                  Against             Abstain            Non-Votes
 Proposal 2 -- To approve an
 amendment to the
 Declaration of Trust         138,809,750.303      20,318,872.510      7,525,996.638      39,994,299.000

                                                                                          Broker
                              For                  Against             Abstain            Non-Votes
 Proposal 3A -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to borrowing
 money                        149,552,009.686       8,098,881.949      7,781,473.350      40,302,091.000
 Proposal 3B -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 underwriting                 150,027,863.904       7,414,199.123      7,990,297.958      40,302,091.000
 Proposal 3C -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to lending   149,450,649.748       7,984,423.951      7,997,291.285      40,302,091.000

56    Pioneer High Yield Fund | Annual Report | 10/31/08

                                                                                             Broker
                                  For                  Against            Abstain            Non-Votes
 Proposal 3D -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to issuing
 senior securities                150,739,201.172       6,875,954.278      7,817,209.534     40,302,091.000
 Proposal 3E -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to real estate   149,880,430.271       7,484,608.281      8,067,326.433     40,302,091.000
 Proposal 3F -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 commodities                      149,972,825.443       7,517,563.964      7,941,975.578     40,302,091.000
 Proposal 3G -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 concentration                    149,856,483.278       7,236,511.230      8,339,370.477     40,302,091.000
 Proposal 3H -- To approve
 changes to the Fund's
 fundamental investment
 policy relating to
 diversification.                 150,946,508.650       6,865,756.109      7,620,100.226     40,302,091.000
 Proposal 3I -- To approve
 the conversion of the Fund's
 investment objective from
 fundamental to non-
 fundamental                      134,636,968.816      21,927,057.392     10,090,593.242     39,994,299.000

                                                                                             Broker
                                  For                  Against            Abstain            Non-Votes
 Proposal 4 -- To approve an
 Amended and Restated
 Management Agreement
 with PIM                         151,779,794.951       5,798,544.273      7,854,025.761     40,302,091.000
 Proposal 5 -- To approve a
 policy allowing the
 appointment of unaffiliated
 sub-advisors and
 amendments to sub-
 advisory agreements without
 shareholder approval             135,216,115.935      23,628,414.594      7,810,088.922     39,994,299.000

                        Pioneer High Yield Fund | Annual Report | 10/31/08    57

Approval of Investment Advisory Agreement (unaudited)

Pioneer Investment Management, Inc. (PIM) serves as the Fund's investment adviser pursuant to an investment advisory agreement between PIM and the Fund. The Trustees of the Fund, as required by law, determine annually whether to continue the investment advisory agreement for the Fund. In connection with their most recent consideration of the investment advisory agreement for the Fund, the Trustees received and reviewed a substantial amount of information provided by PIM in response to requests of the independent Trustees and their independent legal counsel. The independent Trustees met on a number of occasions with PIM and also separately with their independent legal counsel to evaluate and discuss the information provided to them by PIM. At a meeting held on November 13, 2007, based on their evaluation of the information provided by PIM, the Trustees, including the independent Trustees voting separately, unanimously approved the continuation of the investment advisory agreement for another year.

At a meeting held on January 8, 2008, the Trustees considered whether an amended and restated investment advisory agreement for the Fund should be approved for an initial period ending December 31, 2009. The management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement is the same as the management fee provided in the previously approved investment advisory agreement. Based on their evaluation of the information provided by PIM, including the information provided by PIM in connection with the Trustees' most recent approval of the continuation of the previous investment advisory agreement, the Trustees, including the independent Trustees voting separately, unanimously approved the amended and restated investment advisory agreement. Shareholders of the Fund approved the amended and restated investment advisory agreement at a meeting held on June 19, 2008.

In considering the amended and restated investment advisory agreement, the Trustees considered various factors that they determined were relevant, including the factors described below. The Trustees did not identify any single factor as the controlling factor in determining to approve the amended and restated investment advisory agreement.

Nature, Extent and Quality of Services
The Trustees considered the nature, extent and quality of the services that were provided by PIM to the Fund under the previous investment advisory agreement, and that would continue to be provided by PIM to the Fund under the amended and restated investment advisory agreement, taking into account the investment objective and strategy of the Fund and the information related to

58    Pioneer High Yield Fund | Annual Report | 10/31/08
the Fund provided to the Trustees at each quarterly meeting. The Trustees reviewed the terms of the amended and restated investment advisory agreement. The Trustees also reviewed PIM's investment approach for the Fund and its research process. The Trustees considered the resources of PIM and the personnel of PIM who provide investment management services to the Fund. They also considered PIM's compliance and legal resources and personnel.

In addition, the Trustees considered the other services that PIM provided under the previous investment advisory agreement and that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement and that, as administrator, PIM is responsible for the administration of the Fund's business and other affairs. It was noted that PIM supervises and monitors the performance of the Fund's service providers and provides the Fund with personnel (including officers) as are necessary for the Fund's operations. The Trustees considered the fees paid to PIM for the provision of such services.

Based on these considerations, the Trustees concluded that the nature, extent and quality of services that PIM would continue to provide to the Fund under the amended and restated investment advisory agreement, were satisfactory and consistent with the terms of the amended and restated investment advisory agreement.

Performance of the Fund

The Trustees considered the performance results of the Fund over various time periods. They reviewed information comparing the Fund's performance with the average performance of its peer group of funds as classified by Morningstar, Inc. (Morningstar), an independent provider of investment company data, and with the performance of the Fund's benchmark index. The Trustees considered that the Fund's annualized total return was in the first quintile of its Morningstar category for the one year period ended June 30, 2007 and in the second quintile of its Morningstar category for the three and five year periods ended June 30, 2007. (In all quintile rankings referred to throughout this disclosure, first quintile is most favorable to the Fund's shareowners. Thus, highest relative performance would be first quintile and lowest relative expenses would also be first quintile.) The Trustees concluded that the investment performance of the Fund was satisfactory.

Management Fee and Expenses

The Trustees considered that the management fee to be paid by the Fund to PIM under the amended and restated investment advisory agreement would be the same as the management fee to be paid by the Fund under the previously approved investment advisory agreement. The Trustees considered information on the fees and expenses of the Fund in comparison to the management fees of its peer group of funds as classified by Morningstar and the expense ratios of a peer group of funds selected on the basis of criteria determined by

                        Pioneer High Yield Fund | Annual Report | 10/31/08    59
the independent Trustees for this purpose using data provided by Strategic Insight Mutual Fund Research and Consulting, LLC (Strategic Insight), an independent third party.

The Trustees considered that the Fund's management fee for the twelve months ended June 30, 2007 was in the third quintile relative to the management fees paid by other funds in its peer group Morningstar category for the comparable period. The Trustees also considered that the Fund's expense ratio for the twelve months ended June 30, 2007 was in the fourth quintile relative to its Strategic Insight peer group.

The Trustees also reviewed management fees charged by PIM to its separate account clients with a similar investment strategy as the Fund. The Trustees noted that in some instances the fee rates for those separate accounts were lower than the management fees for the Fund and considered that, under the investment advisory agreement with the Fund, PIM performs additional services for the Fund that it does not provide to those other clients, including oversight of the Fund's other service providers, regulatory compliance and other services.

The Trustees concluded that the management fee payable by the Fund to PIM was reasonable in relation to the nature and quality of services provided, taking into account the fees charged by other advisers for managing comparable mutual funds with similar strategies. The Trustees also concluded that the Fund's expense ratio was reasonable, taking into account the size of the Fund, the quality of services provided by PIM and the investment performance of the Fund.

Profitability

The Trustees considered information provided by PIM regarding the profitability of PIM with respect to the advisory services provided by PIM to the Fund, including the methodology used by PIM in allocating certain of its costs to the management of the Fund. The Trustees also considered PIM's profit margin in connection with the overall operation of the Fund. They further reviewed the financial results realized by PIM and its affiliates from non-fund businesses. The Trustees considered PIM's profit margins with respect to the Fund in comparison to the limited industry data available and noted that the profitability of any adviser was affected by numerous factors, including its organizational structure and method for allocating expenses. The Trustees recognized that PIM should be entitled to earn a reasonable level of profit for the services provided to the Fund. The Trustees concluded that PIM's profitability with respect to the management of the Fund was not unreasonable.

60    Pioneer High Yield Fund | Annual Report | 10/31/08

Economies of Scale

The Trustees considered the economies of scale with respect to the management of the Fund, whether the Fund had appropriately benefited from any economies of scale, and whether there was potential for realization of any further economies of scale.

The Trustees concluded that, because of the breakpoints in the management fee schedule and the reduced fee rates above certain asset levels, any perceived or potential economies of scale would be shared between PIM and the Fund.

Other Benefits

The Trustees considered the other benefits to PIM from its relationship with the Fund. The Trustees considered that affiliates of PIM serve as the Fund's transfer agent and distributor. The Trustees considered the receipt by PIM and its affiliates of sales loads and payments under Rule 12b-1 plans in respect of the Fund and the other Pioneer funds. The Trustees further considered the intangible benefits to PIM by virtue of its relationship with the Fund and the other Pioneer funds. The Trustees concluded that the receipt of these benefits was reasonable in the context of the overall relationship between PIM and the Fund.

Conclusion

After consideration of the factors described above as well as other factors, the Trustees, including all of the independent Trustees, concluded that the terms of the amended and restated investment advisory agreement between PIM and the Fund, including the fees payable thereunder, were fair and reasonable and voted to approve the amended and restated investment advisory agreement for the Fund.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    61

Trustees, Officers and Service Providers

Investment Adviser
Pioneer Investment Management, Inc.

Custodian
Brown Brothers Harriman & Co.

Independent Registered Public Accounting Firm
Ernst & Young LLP

Principal Underwriter
Pioneer Funds Distributor, Inc.

Legal Counsel
Bingham McCutchen LLP

Shareowner Services and Transfer Agent
Pioneer Investment Management Shareholder Services, Inc.

Proxy Voting Policies and Procedures of the Fund are available without charge, upon request, by calling our toll free number (1-800-225-6292). Information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is publicly available to shareowners at www.pioneerinvestments.com. This information is also available on the Securities and Exchange Commission's web site at http://www.sec.gov.

Trustees and Officers

The Board of Trustees provides broad supervision over the Fund's affairs. The officers of the Fund are responsible for the Fund's operations. The Trustees and officers are listed below, together with their principal occupations during the past five years. Trustees who are interested persons of the Fund within the meaning of the 1940 Act are referred to as Interested Trustees. Trustees who are not interested persons of the Fund are referred to as Independent Trustees. Each of the Trustees (except Mr. West) serves as a Trustee of each of the 76 U.S. registered investment portfolios for which Pioneer serves as investment adviser (the "Pioneer Funds"). Mr. West serves as Trustee of 33 of the 76 Pioneer Funds. The address for all Trustees and all officers of the Fund is 60 State Street, Boston, Massachusetts 02109.

62    Pioneer High Yield Fund | Annual Report | 10/31/08

Interested Trustees

--------------------------------------------------------------------------------
                            Position Held            Length of Service
Name and Age                with the Fund            and Term of Office
--------------------------------------------------------------------------------
John F. Cogan, Jr. (82)*    Chairman of the Board,   Trustee since 1999.
                            Trustee and President    Serves until a successor
                                                     trustee is elected or
                                                     earlier retirement or
                                                     removal.
--------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Trustee and Executive    Trustee since March
                            Vice President           2007. Serves until a
                                                     successor trustee is
                                                     elected or earlier retire-
                                                     ment or removal.
--------------------------------------------------------------------------------

Interested Trustees
---------------------------------------------------------------------------------------------------------------------
<                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
---------------------------------------------------------------------------------------------------------------------
John F. Cogan, Jr. (82)*    Deputy Chairman and a Director of Pioneer Global Asset Man-         None
                            agement S.p.A. ("PGAM"); Non-Executive Chairman and a Direc-
                            tor of Pioneer Investment Management USA Inc. ("PIM-USA");
                            Chairman and a Director of Pioneer; Chairman and Director of
                            Pioneer Institutional Asset Management, Inc. (since 2006);
                            Director of Pioneer Alternative Investment Management Limited
                            (Dublin); President and a Director of Pioneer Alternative Invest-
                            ment Management (Bermuda) Limited and affiliated funds;
                            Director of PIOGLOBAL Real Estate Investment Fund (Russia)
                            (until June 2006); Director of Nano-C, Inc. (since 2003); Director of Cole Management Inc. (since 2004); Director of Fiduciary
                            Counseling, Inc.; President and Director of Pioneer Funds Dis-
                            tributor, Inc. ("PFD") (until May 2006); President of all of the
                            Pioneer Funds; and Of Counsel, Wilmer Cutler Pickering Hale and
                            Dorr LLP
---------------------------------------------------------------------------------------------------------------------
Daniel K. Kingsbury (50)*   Director, CEO and President of Pioneer Investment Management        None
                            USA Inc. (since February 2007); Director and President of
                            Pioneer Investment Management, Inc. and Pioneer Institutional
                            Asset Management, Inc. (since February 2007); Executive Vice
                            President of all of the Pioneer Funds (since March 2007); Direc-
                            tor of Pioneer Global Asset Management S.p.A. (since April
                            2007); Head of New Markets Division, Pioneer Global Asset Man-
                            agement S.p.A. (2000 - 2007)
---------------------------------------------------------------------------------------------------------------------

* Mr. Cogan and Mr. Kingsbury are Interested Trustees because they are officers or directors of the Fund's investment adviser and certain of its affiliates.

                        Pioneer High Yield Fund | Annual Report | 10/31/08    63

Independent Trustees

--------------------------------------------------------------------------------
                     Position Held    Length of Service
Name and Age         with the Fund    and Term of Office
--------------------------------------------------------------------------------
David R. Bock (64)   Trustee          Trustee since 2005.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------------------------
Mary K. Bush (60)    Trustee          Trustee since 1999.
                                      Serves until a successor
                                      trustee is elected or
                                      earlier retirement or
                                      removal.
--------------------------------------------------------------------------------

Independent Trustees

--------------------------------------------------------------------------------------------------------------------------
                                                                                          Other Directorships
Name and Age         Principal Occupation During Past Five Years                          Held by this Trustee
--------------------------------------------------------------------------------------------------------------------------
David R. Bock (64)   Executive Vice President and Chief Financial Officer, I-trax, Inc.   Director of Enterprise Com-
                     (publicly traded health care services company) (2004 - 2007);        munity Investment, Inc.
                     Partner, Federal City Capital Advisors (boutique merchant bank)      (privately-held affordable
                     (1997 to 2004 and 2008 - present); and Executive Vice Presi-         housing finance company);
                     dent and Chief Financial Officer, Pedestal Inc. (internet-based      and Director of New York
                     mortgage trading company) (2000 - 2002)                              Mortgage Trust (publicly
                                                                                          traded mortgage REIT)
--------------------------------------------------------------------------------------------------------------------------
Mary K. Bush (60)    President, Bush International, LLC (international financial          Director of Marriott Interna-
                     advisory firm)                                                       tional, Inc.; Director of Dis-
                                                                                          cover Financial Services
                                                                                          (credit card issuer and elec-
                                                                                          tronic payment services);
                                                                                          Director of Briggs & Stratton
                                                                                          Co. (engine manufacturer);
                                                                                          Director of UAL Corporation
                                                                                          (airline holding company);
                                                                                          Director of Mantech Interna-
                                                                                          tional Corporation (national
                                                                                          security, defense, and intel-
                                                                                          ligence technology firm);
                                                                                          and Member, Board of Gov-
                                                                                          ernors, Investment Com-
                                                                                          pany Institute
--------------------------------------------------------------------------------------------------------------------------

64  Pioneer High Yield Fund | Annual Report | 10/31/08

-------------------------------------------------------------------------------
                            Position Held   Length of Service
Name and Age                with the Fund   and Term of Office
-------------------------------------------------------------------------------
Benjamin M. Friedman (64)   Trustee         Trustee since May,
                                            2008. Serves until a
                                            successor trustee is
                                            elected or earlier retire-
                                            ment or removal.
-------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------------
Thomas J. Perna (58)        Trustee         Trustee since 2006.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------------
Marguerite A. Piret (60)    Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------------
Stephen K. West (80)        Trustee         Trustee since 1999.
                                            Serves until a successor
                                            trustee is elected or
                                            earlier retirement or
                                            removal.
-------------------------------------------------------------------------------

------------------------------------------------------------------------------------------------------------------------------
                                                                                                Other Directorships
Name and Age                Principal Occupation During Past Five Years                         Held by this Trustee
------------------------------------------------------------------------------------------------------------------------------
Benjamin M. Friedman (64)   Professor, Harvard University                                       Trustee, Mellon Institutional
                                                                                                Funds Investment Trust and
                                                                                                Mellon Institutional Funds
                                                                                                Master Portfolio (oversees
                                                                                                17 portfolios in fund
                                                                                                complex)
------------------------------------------------------------------------------------------------------------------------------
Margaret B.W. Graham (61)   Founding Director, Vice President and Corporate Secretary, The      None
                            Winthrop Group, Inc. (consulting firm); and Desautels Faculty of
                            Management, McGill University
------------------------------------------------------------------------------------------------------------------------------
Thomas J. Perna (58)        Chief Executive Officer, Quadriserv, Inc. (2008 - present) (tech-   None
                            nology products for securities lending industry); Private investor
                            (2004 - 2008); and Senior Executive Vice President, The Bank of
                            New York (financial and securities services) (1986 - 2004)
------------------------------------------------------------------------------------------------------------------------------
Marguerite A. Piret (60)    President and Chief Executive Officer, Newbury, Piret & Company,    Director of New America
                            Inc. (investment banking firm)                                      High Income Fund, Inc.
                                                                                                (closed-end investment
                                                                                                company)
------------------------------------------------------------------------------------------------------------------------------
Stephen K. West (80)        Senior Counsel, Sullivan & Cromwell LLP (law firm)                  Director, The Swiss Helvetia
                                                                                                Fund, Inc. (closed-end
                                                                                                investment company)
------------------------------------------------------------------------------------------------------------------------------

                         Pioneer High Yield Fund | Annual Report | 10/31/08   65

Fund Officers

-------------------------------------------------------------------------------
                              Position Held        Length of Service
Name and Age                 with the Fund         and Term of Office
-------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary             Since 2003. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------
Christopher J. Kelley (43)   Assistant Secretary   Since 2003. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------
Mark E. Bradley (48)         Treasurer             Since March 2008.
                                                   Serves at the discretion
                                                   of the Board
-------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Treasurer   Since 2000. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------
Gary Sullivan (50)           Assistant Treasurer   Since 2002. Serves at
                                                   the discretion of the
                                                   Board
-------------------------------------------------------------------------------

Fund Officers
----------------------------------------------------------------------------------------------------------------------
                                                                                                 Other Directorships
Name and Age                 Principal Occupation During Past Five Years                         Held by this Officer
----------------------------------------------------------------------------------------------------------------------
Dorothy E. Bourassa (60)     Secretary of PIM-USA; Senior Vice President - Legal of Pioneer;     None
                             Secretary/Clerk of most of PIM-USA's subsidiaries; and Secretary of all of the Pioneer Funds since September 2003 (Assistant
                             Secretary from November 2000 to September 2003)
----------------------------------------------------------------------------------------------------------------------
Christopher J. Kelley (43)   Associate General Counsel of Pioneer since January 2008 and         None
                             Assistant Secretary of all of the Pioneer Funds since September
                             2003; Vice President and Senior Counsel of Pioneer from July
                             2002 to December 2007
----------------------------------------------------------------------------------------------------------------------
Mark E. Bradley (48)         Vice President - Fund Accounting, Administration and Controller-    None
                             ship Services of Pioneer; and Treasurer of all of the Pioneer
                             Funds since March 2008; Deputy Treasurer of Pioneer from
                             March 2004 to February 2008; Assistant Treasurer of all of the
                             Pioneer Funds from March 2004 to February 2008; and Treasurer and Senior Vice President, CDC IXIS Asset Management Services
                             from 2002 to 2003
----------------------------------------------------------------------------------------------------------------------
Luis I. Presutti (43)        Assistant Vice President - Fund Accounting, Administration and      None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------
Gary Sullivan (50)           Fund Accounting Manager - Fund Accounting, Administration and       None
                             Controllership Services of Pioneer; and Assistant Treasurer of all
                             of the Pioneer Funds
----------------------------------------------------------------------------------------------------------------------

66  Pioneer High Yield Fund | Annual Report | 10/31/08

-------------------------------------------------------------------------------
                              Position Held         Length of Service
Name and Age                  with the Fund         and Term of Office
-------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Assistant Treasurer   Since 2003. Serves at
                                                    the discretion of the
                                                    Board
-------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance      Since January 2007.
                              Officer               Serves at the discretion
                                                    of the Board
-------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                               Other Directorships
Name and Age                  Principal Occupation During Past Five Years                      Held by this Officer
----------------------------------------------------------------------------------------------------------------------
Katherine Kim Sullivan (34)   Fund Administration Manager - Fund Accounting, Administration    None
                              and Controllership Services since June 2003 and Assistant Trea-
                              surer of all of the Pioneer Funds since September 2003; Assis-
                              tant Vice President - Mutual Fund Operations of State Street
                              Corporation from June 2002 to June 2003 (formerly Deutsche
                              Bank Asset Management)
----------------------------------------------------------------------------------------------------------------------
Teri W. Anderholm (49)        Chief Compliance Officer of Pioneer since December 2006 and of   None
                              all the Pioneer Funds since January 2007; Vice President and
                              Compliance Officer, MFS Investment Management (August 2005
                              to December 2006); Consultant, Fidelity Investments (February
                              2005 to July 2005); Independent Consultant (July 1997 to
                              February 2005)
----------------------------------------------------------------------------------------------------------------------

                          Pioneer High Yield Fund | Annual Report | 10/31/08  67

                           This page for your notes.




68    Pioneer High Yield Fund | Annual Report | 10/31/08

How to Contact Pioneer

We are pleased to offer a variety of convenient ways for you to contact us for assistance or information.

Call us for:
--------------------------------------------------------------------------------
Account Information, including existing accounts,
new accounts, prospectuses, applications
and service forms                                               1-800-225-6292

FactFone(SM) for automated fund yields, prices,
account information and transactions                            1-800-225-4321

Retirement plans information                                    1-800-622-0176

Telecommunications Device for the Deaf (TDD)                    1-800-225-1997

Write to us:
--------------------------------------------------------------------------------
PIMSS, Inc.

P.O. Box 55014
Boston, Massachusetts 02205-5014

Our toll-free fax                                               1-800-225-4240

Our internet e-mail address                 ask.pioneer@pioneerinvestments.com
(for general questions about Pioneer only)


Visit our web site: www.pioneerinvestments.com


This report must be preceded or accompanied by a prospectus.

The Fund files a complete schedule of investments with the Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's web site at http://www.sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling 1-800-SEC-0330.


ITEM 2. CODE OF ETHICS.

(a) Disclose whether, as of the end of the period covered by the report, the registrant has adopted a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party. If the registrant has not adopted such a code of ethics, explain why it has not done so.

The registrant has adopted, as of the end of the period covered by this report, a code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer and controller.

(b) For purposes of this Item, the term "code of ethics" means written standards that are reasonably designed to deter wrongdoing and to promote:

        (1) Honest and ethical conduct, including the ethical handling of actual or apparent conflicts of interest between personal and professional relationships;

        (2) Full, fair, accurate, timely, and understandable disclosure in reports and documents that a registrant files with, or submits to, the Commission and in other public communications made by the registrant;

        (3) Compliance with applicable governmental laws, rules, and regulations;

        (4) The prompt internal reporting of violations of the code to an appropriate person or persons identified in the code; and

        (5) Accountability for adherence to the code.

(c) The registrant must briefly describe the nature of any amendment, during the period covered by the report, to a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item. The registrant must file a copy of any such amendment as an exhibit pursuant to Item 10(a), unless the registrant has elected to satisfy paragraph (f) of this Item by posting its code of ethics on its website pursuant to paragraph (f)(2) of this Item, or by undertaking to provide its code of ethics to any person without charge, upon request, pursuant to paragraph (f)(3) of this Item.

The registrant has made no amendments to the code of ethics during the period covered by this report.

(d) If the registrant has, during the period covered by the report, granted a waiver, including an implicit waiver, from a provision of the code of ethics to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party, that relates to one or more of the items set forth in paragraph (b) of this Item, the registrant must briefly describe the nature of the waiver, the name of the person to whom the waiver was granted, and the date of the waiver.

Not applicable.

(e) If the registrant intends to satisfy the disclosure requirement under paragraph (c) or (d) of this Item regarding an amendment to, or a waiver from, a provision of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions and that relates to any element of the code of ethics definition enumerated in paragraph (b) of this Item by posting such information on its Internet website, disclose the registrant's Internet address and such intention.

Not applicable.

(f) The registrant must:

        (1) File with the Commission, pursuant to Item 10(a), a copy of its code of ethics that applies to the registrant's principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, as an exhibit to its annual report on this Form N-CSR;

        (2) Post the text of such code of ethics on its Internet website and disclose, in its most recent report on this Form N-CSR, its Internet address and the fact that it has posted such code of ethics on its Internet website; or

        (3) Undertake in its most recent report on this Form N-CSR to provide to any person without charge, upon request, a copy of such code of ethics and explain the manner in which such request may be made.
	See Item 10(2)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a) (1) Disclose that the registrant's board of trustees has determined that the registrant either:

    (i) Has at least one audit committee financial expert serving on its audit committee; or

    (ii) Does not have an audit committee financial expert serving on its audit committee.

The registrant's Board of Trustees has determined that the registrant has at least one audit committee financial expert.

    (2) If the registrant provides the disclosure required by paragraph
(a)(1)(i) of this Item, it must disclose the name of the audit committee financial expert and whether that person is "independent." In order to be considered "independent" for purposes of this Item, a member of an audit committee may not, other than in his or her capacity as a member of the audit committee, the board of trustees, or any other board committee:

    (i) Accept directly or indirectly any consulting, advisory, or other compensatory fee from the issuer; or

    (ii) Be an "interested person" of the investment company as defined in
         Section 2(a)(19) of the Act (15 U.S.C. 80a-2(a)(19)).

Ms. Marguerite A. Piret, an independent trustee, is such an audit committee financial expert.

    (3) If the registrant provides the disclosure required by paragraph (a)(1)
(ii) of this Item, it must explain why it does not have an audit committee financial expert.

Not applicable.


ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) Disclose, under the caption AUDIT FEES, the aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years.

Audit Fees
Fees for audit services provided to the Fund, including fees associated with the filings of its Form
N-1A, totaled approximately $43,500 in 2008 and approximately $41,820 in 2007.

(b) Disclose, under the caption AUDIT-RELATED FEES, the aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Audit-Related Fees
There were no audit-related services in 2008 or 2007.


(c) Disclose, under the caption TAX FEES, the aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Tax Fees
Fees for tax compliance services, primarily for tax returns, totaled $8,290 in 2008 and $7,820 in 2007.


(d) Disclose, under the caption ALL OTHER FEES, the aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through
(c) of this Item. Registrants shall describe the nature of the services comprising the fees disclosed under this category.

Other Fees
There were no other services provided to the Fund during the fiscal years ended October 31, 2008 and 2007.

(e) (1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.

 PIONEER FUNDS
            APPROVAL OF AUDIT, AUDIT-RELATED, TAX AND OTHER SERVICES
                       PROVIDED BY THE INDEPENDENT AUDITOR

                  SECTION I - POLICY PURPOSE AND APPLICABILITY

The Pioneer Funds recognize the importance of maintaining the independence of their outside auditors. Maintaining independence is a shared responsibility involving Pioneer Investment Management, Inc ("PIM"), the audit committee and the independent auditors.

The Funds recognize that a Fund's independent auditors: 1) possess knowledge of the Funds, 2) are able to incorporate certain services into the scope of the audit, thereby avoiding redundant work, cost and disruption of Fund personnel and processes, and 3) have expertise that has value to the Funds. As a result, there are situations where it is desirable to use the Fund's independent auditors for services in addition to the annual audit and where the potential for conflicts of interests are minimal. Consequently, this policy, which is intended to comply with Rule 210.2-01(C)(7), sets forth guidelines and procedures to be followed by the Funds when retaining the independent audit firm to perform audit, audit-related tax and other services under those circumstances, while also maintaining independence.

Approval of a service in accordance with this policy for a Fund shall also constitute approval for any other Fund whose pre-approval is required pursuant to Rule 210.2-01(c)(7)(ii).

In addition to the procedures set forth in this policy, any non-audit services that may be provided consistently with Rule 210.2-01 may be approved by the Audit Committee itself and any pre-approval that may be waived in accordance with Rule 210.2-01(c)(7)(i)(C) is hereby waived.

Selection of a Fund's independent auditors and their compensation shall be determined by the Audit Committee and shall not be subject to this policy.

                               SECTION II - POLICY

---------------- -------------------------------- -------------------------------------------------
SERVICE           SERVICE CATEGORY DESCRIPTION      SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
CATEGORY
---------------- -------------------------------- -------------------------------------------------
I.  AUDIT        Services that are directly       o Accounting research assistance
SERVICES         related to performing the        o SEC consultation, registration
                 independent audit of the Funds     statements, and reporting
                                                  o Tax accrual related matters
                                                  o Implementation of new accounting
                                                    standards
                                                  o Compliance letters (e.g. rating agency
                                                    letters)
                                                  o Regulatory reviews and assistance
                                                    regarding financial matters
                                                  o Semi-annual reviews (if requested)
                                                  o Comfort letters for closed end
                                                    offerings
---------------- -------------------------------- -------------------------------------------------
II.              Services which are not           o AICPA attest and agreed-upon procedures
AUDIT-RELATED    prohibited under Rule            o Technology control assessments
SERVICES         210.2-01(C)(4) (the "Rule")      o Financial reporting control assessments
                 and are related extensions of    o Enterprise security architecture
                 the audit services support the     assessment
                 audit, or use the
                 knowledge/expertise gained
                 from the audit procedures as a
                 foundation to complete the
                 project.  In most cases, if
                 the Audit-Related Services are
                 not performed by the Audit
                 firm, the scope of the Audit
                 Services would likely
                 increase.  The Services are
                 typically well-defined and
                 governed by accounting
                 professional standards (AICPA,
                 SEC, etc.)
---------------- -------------------------------- -------------------------------------------------
 ------------------------------------- ------------------------------------
   AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                REPORTING POLICY
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the audit period for all          services and related fees
   pre-approved specific service         reported at each regularly
   subcategories.  Approval of the       scheduled Audit Committee
   independent auditors as               meeting.
   auditors for a Fund shall
   constitute pre approval for
   these services.
 ------------------------------------- ------------------------------------
 o "One-time" pre-approval             o A summary of all such
   for the fund fiscal year within       services and related fees
   a specified dollar limit              (including comparison to
   for all pre-approved                  specified dollar limits)
   specific service subcategories        reported quarterly.

 o Specific approval is
   needed to exceed the
   pre-approved dollar limit for
   these services (see general
   Audit Committee approval policy
   below for details on obtaining
   specific approvals)

 o Specific approval is
   needed to use the Fund's
   auditors for Audit-Related
   Services not denoted as
   "pre-approved", or
   to add a specific service
   subcategory as "pre-approved"
 ------------------------------------- ------------------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
III. TAX SERVICES       Services which are not      o Tax planning and support
                        prohibited by the Rule,     o Tax controversy assistance
                        if an officer of the Fund   o Tax compliance, tax returns, excise
                        determines that using the     tax returns and support
                        Fund's auditor to provide   o Tax opinions
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption, or
                        the ability to maintain a
                        desired level of
                        confidentiality.
----------------------- --------------------------- -----------------------------------------------

------------------------------------- -------------------------
  AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                          REPORTING POLICY
------------------------------------- -------------------------
------------------------------------- -------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal  year             all such services and
  within a specified dollar limit       related fees
  				        (including comparison
  			                to specified dollar
  			                limits) reported
  			                quarterly.

o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for tax services not
  denoted as pre-approved, or to add a specific
  service subcategory as
  "pre-approved"
------------------------------------- -------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- --------------------------- -----------------------------------------------
   SERVICE CATEGORY          SERVICE CATEGORY        SPECIFIC PRE-APPROVED SERVICE SUBCATEGORIES
                               DESCRIPTION
----------------------- --------------------------- -----------------------------------------------
IV.  OTHER SERVICES     Services which are not      o Business Risk Management support
                        prohibited by the Rule,     o Other control and regulatory
A. SYNERGISTIC,         if an officer of the Fund     compliance projects
UNIQUE QUALIFICATIONS   determines that using the
                        Fund's auditor to provide
                        these services creates
                        significant synergy in
                        the form of efficiency,
                        minimized disruption,
                        the ability to maintain a
                        desired level of
                        confidentiality, or where
                        the Fund's auditors
                        posses unique or superior
                        qualifications to provide
                        these services, resulting
                        in superior value and
                        results for the Fund.
----------------------- --------------------------- -----------------------------------------------
--------------------------------------- ------------------------
    AUDIT COMMITTEE APPROVAL POLICY         AUDIT COMMITTEE
                                            REPORTING POLICY
------------------------------------- --------------------------
o "One-time" pre-approval             o A summary of
  for the fund fiscal year within       all such services and
  a specified dollar limit              related fees
  			               (including comparison
  			                to specified dollar
  				        limits) reported
                                        quarterly.
o Specific approval is
  needed to exceed the
  pre-approved dollar limits for
  these services (see general
  Audit Committee approval policy
  below for details on obtaining
  specific approvals)

o Specific approval is
  needed to use the Fund's
  auditors for "Synergistic" or
  "Unique Qualifications" Other
  Services not denoted as
  pre-approved to the left, or to
  add a specific service
  subcategory as "pre-approved"
------------------------------------- --------------------------

                     SECTION III - POLICY DETAIL, CONTINUED

----------------------- ------------------------- -----------------------------------------------
   SERVICE CATEGORY         SERVICE CATEGORY        SPECIFIC PROHIBITED SERVICE SUBCATEGORIES
                              DESCRIPTION
----------------------- ------------------------- -----------------------------------------------
PROHIBITED  SERVICES    Services which result     1. Bookkeeping or other services
                        in the auditors losing       related to the accounting records or
                        independence status          financial statements of the audit
                        under the Rule.              client*
                                                  2. Financial information systems design
                                                     and implementation*
                                                  3. Appraisal or valuation services,
                                                     fairness* opinions, or
                                                     contribution-in-kind reports
                                                  4. Actuarial services (i.e., setting
                                                     actuarial reserves versus actuarial
                                                     audit work)*
                                                  5. Internal audit outsourcing services*
                                                  6. Management functions or human
                                                     resources
                                                  7. Broker or dealer, investment
                                                     advisor, or investment banking services
                                                  8. Legal services and expert services
                                                     unrelated to the audit
                                                  9. Any other service that the Public
                                                     Company Accounting Oversight Board
                                                     determines, by regulation, is
                                                     impermissible
----------------------- ------------------------- -----------------------------------------------
------------------------------------------- ------------------------------
     AUDIT COMMITTEE APPROVAL POLICY               AUDIT COMMITTEE
                                                  REPORTING POLICY
------------------------------------------- ------------------------------
o These services are not to be              o A summary of all
  performed with the exception of the(*)      services and related
  services that may be permitted              fees reported at each
  if they would not be subject to audit       regularly scheduled
  procedures at the audit client (as          Audit Committee meeting
  defined in rule 2-01(f)(4)) level           will serve as continual
  the firm providing the service.             confirmation that has
  				              not provided any
                                              restricted services.
------------------------------------------- ------------------------------

--------------------------------------------------------------------------------
GENERAL AUDIT COMMITTEE APPROVAL POLICY:
o For all projects, the officers of the Funds and the Fund's auditors will each make an assessment to determine that any proposed projects will not impair independence.

o Potential services will be classified into the four non-restricted service categories and the "Approval of Audit, Audit-Related, Tax and Other Services" Policy above will be applied. Any services outside the specific pre-approved service subcategories set forth above must be specifically approved by the Audit Committee.

o At least quarterly, the Audit Committee shall review a report summarizing the services by service category, including fees, provided by the Audit firm as set forth in the above policy.

--------------------------------------------------------------------------------


    (2) Disclose the percentage of services described in each of paragraphs (b) through (d) of this Item that were approved by the audit committee pursuant to paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

Beginning with non-audit service contracts entered into on or after May 6, 2003, the effective date of the new SEC pre-approval rules, the Fund's audit committee is required to pre-approve services to affiliates defined by SEC rules to the extent that the services are determined to have a direct impact on the operations or financial reporting of the Fund.
For the years ended October 31, 2008 and 2008, there were no services provided to an affiliate that required the Fund's audit committee pre-approval.

(f) If greater than 50 percent, disclose the percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees.

N/A

(g) Disclose the aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant.

The aggregate non-audit fees for the Fund and affiliates, as previously defined, totaled approximately $8,290 in 2008 and $7,820 in 2007.


(h) Disclose whether the registrant's audit committee of the board of trustees has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any subadviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

The Fund's audit committee of the Board of Trustees has considered whether the provision of non-audit services that were rendered to the Affiliates (as defined) that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

Item 5. Audit Committee of Listed Registrants

(a) If the registrant is a listed issuer as defined in Rule 10A-3 under the Exchange Act (17 CFR 240.10A-3), state whether or not the registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Exchange Act (15 U.S.C. 78c(a)(58)(A)).
If the registrant has such a committee, however designated, identify each committee member. If the entire board of directors is acting as the registrants audit committee as specified in
Section 3(a)(58)(B) of the Exchange Act (15 U.S.C. 78c(a)(58)(B)), so state.

N/A

(b) If applicable, provide the disclosure required by Rule 10A-3(d) under the Exchange Act (17 CFR 240.10A-3(d)) regarding an exemption from the listing standards for audit committees.

N/A

Item 6. Schedule of Investments.

File Schedule I Investments in securities of unaffiliated issuers as of the close of the reporting period as set forth in 210.12-12 of Regulation S-X [17 CFR 210.12-12], unless the schedule is included as part of the report to shareholders filed under Item
1 of this Form.

Included in Item 1


ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR
CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

A closed-end management investment company that is filing an annual report on this Form N-CSR must, unless it invests exclusively in non-voting securities, describe the policies and procedures that it uses to determine how to vote proxies relating to portfolio securities, including the procedures that the company uses when a vote presents a conflict between the interests of its shareholders, on the one hand, and those of the company's investment adviser; principal underwriter; or any affiliated person (as defined in Section 2(a)(3) of the Investment Company Act of 1940 (15 U.S.C. 80a-2(a)(3)) and the rules thereunder) of the company, its investment adviser, or its principal underwriter, on the other. Include any policies and procedures of the company's investment adviser, or any other third party, that the company uses, or that are used on the company's behalf, to determine how to vote proxies relating to portfolio securities.

Not applicable to open-end management investment companies.



Item 8. Portfolio Managers of Closed-End Management Investment
        Companies.

(a) If the registrant is a closed-end management investment company that is filing an annual report on this Form N-CSR,provide the following information:
(1) State the name, title, and length of service of the person or persons employed by or associated with the registrant or an investment adviser of the registrant who are primarily responsible for the day-to-day management of the registrants portfolio (Portfolio Manager). Also state each Portfolio Managers business experience during the past 5 years.


Not applicable to open-end management investment companies.


Item 9. Purchases of Equity Securities by Closed-End Management
Investment Company and Affiliated Purchasers.

(a) If the registrant is a closed-end management investment company, in the following tabular format, provide the information specified in paragraph (b) of this Item with respect to any purchase made by or on behalf of the registrant or any affiliated purchaser, as defined in Rule 10b-18(a)(3) under the Exchange Act (17 CFR 240.10b-18(a)(3)), of shares or other units of any class of the registrants equity securities that is registered by the registrant pursuant to Section 12 of the Exchange Act (15 U.S.C. 781). Instruction to paragraph (a). Disclose all purchases covered by this Item, including purchases that do not satisfy the conditions of the safe harbor of Rule 10b-18 under the Exchange Act (17 CFR 240.10b-18), made in the period covered by the report. Provide disclosures covering repurchases made on a monthly basis. For example, if the reporting period began on January 16 and ended on July 15, the chart would show repurchases for the months from January 16 through February 15, February 16 through March 15, March 16 through
April 15, April 16 through May 15, May 16 through June 15, and June 16 through July 15.

Not applicable to open-end management investment companies.


Item 10. Submission of Matters to a Vote of Security Holders.

Describe any material changes to the procedures by which shareholders may recommend nominees to the registrants board of directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14A (17 CFR 240.14a-101), or this Item.


There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrants board of directors since the registrant last provided disclosure in response to the requirements of Item 7(d)(2)(ii)(G) of Schedule 14(A) in its definitive proxy statement, or this Item.


ITEM 11. CONTROLS AND PROCEDURES.

(a) Disclose the conclusions of the registrant's principal executive officer or officers and principal financial officer or officers, or persons performing similar functions, about the effectiveness of the registrant's disclosure controls and procedures (as defined in Rule 30a-2(c) under the Act (17 CFR 270.30a-2(c))) based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph.

The registrant's principal executive officer and principal financial officer have concluded that the registrant's disclosure controls and procedures are effective based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.


(b) Disclose whether or not there were significant changes in the registrant's internal controls or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

There were no significant changes in the registrant's internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant's internal control over financial reporting.

The registrant's principal executive officer and principal financial officer, however, voluntarily are reporting the following information:

In August of 2006 the registrant's investment adviser enhanced its internal procedures for reporting performance information required to be included in prospectuses.
Those enhancements involved additional internal controls over the appropriateness of performance data generated for this purpose. Such enhancements were made following an internal review which identified prospectuses relating to certain classes of shares of a limited number of registrants where, inadvertently, performance information not reflecting the deduction of applicable sales charges was included. Those prospectuses were revised, and the revised prospectuses were distributed to shareholders.


ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form. Letter or number the exhibits in the sequence indicated.

(a) Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit.



(b) A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2 under the Act
(17 CFR 270.30a-2).

Filed herewith.

                                   SIGNATURES

                          [See General Instruction F]


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.


(Registrant) Pioneer High Yield Fund


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr, President

Date December 29, 2008


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By (Signature and Title)* /s/ John F. Cogan, Jr.
John F. Cogan, Jr., President

Date December 29, 2008


By (Signature and Title)* /s/ Mark Bradley
Mark Bradley, Treasurer

Date December 29, 2008

* Print the name and title of each signing officer under his or her signature.